UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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First Connecticut Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 6, 2012

Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of First Connecticut Bancorp, Inc. to be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, July 11, 2012 at 10:00 a.m. Parking will be available in Vance Garage.

          The official Notice of Annual Meeting, Proxy Statement and Proxy are included with this letter. The matters listed in the Notice of Annual Meeting are more fully described in the Proxy Statement. I encourage you to take the time to review the Proxy Statement.

          It is important that your shares be represented and voted at the Annual Meeting. Accordingly, regardless of whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the enclosed postage paid envelope, so that your shares may be represented at the meeting. If you decide to attend the meeting you may revoke your proxy and vote your shares in accordance with the procedures set forth in the Proxy Statement. If you are a stockholder whose shares are held by a broker or otherwise not registered in your name, you will need additional documentation from your record holder to attend and vote personally at the meeting.

          Thank you for your consideration. I look forward to seeing you.

Very truly yours,

John J. Patrick, Jr.
Chairman, President and CEO

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2012.

The Company’s Proxy Statement, sample proxy card and 2011 Annual Report are available at:
www.cfpproxy.com/7034

FIRST CONNECTICUT BANCORP, INC.

One Farm Glen Boulevard
Farmington, Connecticut 06032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, July 11, 2012

To the Stockholders of First Connecticut Bancorp, Inc.:

          The Annual Meeting of Stockholders of First Connecticut Bancorp, Inc. (the “Meeting”), a Maryland corporation (the “Company”), will be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, July 11, 2012, at 10:00 a.m. local time, for the following purposes:

1.	To elect two Directors to serve until 2015;

2.	To consider and approve a proposal to adopt the First Connecticut Bancorp, Inc. 2012 Stock Incentive Plan;

3.	To consider and approve an advisory (non-binding) proposal on the Company’s executive compensation;

4.	To consider and approve an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation;

5.	To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company; and

6.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

          The Board of Directors of the Company has fixed the close of business on May 25, 2012 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof. Only stockholders of record at the close of business on May 25, 2012 will be entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. The stock transfer books will not be closed.

          All stockholders are cordially invited to attend the Meeting. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD EVEN THOUGH YOU PLAN TO ATTEND THE MEETING. Doing so will ensure your presence by proxy and allow your shares to be voted should anything prevent your attendance in person.

By Order of the Board of Directors

Brenda O. Kowalski, Secretary

June 6, 2012

FIRST CONNECTICUT BANCORP, INC.
One Farm Glen Boulevard
Farmington, Connecticut 06032

PROXY STATEMENT

          This Proxy Statement is being furnished to the holders of common stock of First Connecticut Bancorp, Inc., a Maryland corporation (“FCB”), in connection with the solicitation of proxies by the Board of Directors of FCB for the Annual Meeting of Stockholders of FCB (the “Meeting”) to be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, July 11, 2012 at 10:00 a.m. local time, and at any adjournments and postponements thereof. This Proxy Statement and the related proxy card are being mailed on or about June 6, 2012, to holders of record of FCB’s common stock on May 25, 2012. As used herein, the “Company” means both FCB and Farmington Bank, its wholly-owned subsidiary and a Connecticut chartered savings bank.

GENERAL INFORMATION

Actions to Be Taken At the Meeting

          At the Meeting, FCB stockholders will be asked to:

●	elect two directors to serve until the 2015 annual meeting of stockholders and until their successors are duly elected and qualified;

●	consider and approve a proposal to adopt the FCB 2012 Stock Incentive Plan;

●	consider and approve an advisory (non-binding) proposal on the Company’s executive compensation;

●	consider and approve an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation;

●	ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and

●	transact such other business as may properly come before the Meeting or any adjournments thereof.

Who May Vote

          Holders of record of FCB’s common stock at the close of business on May 25, 2012, the record date for the Meeting, are entitled to notice of and to vote at the Meeting. As of the close of business on May 25, 2012, FCB had outstanding 17,880,200 shares of common stock entitled to vote. Holders of the common stock are entitled to one vote for each share held on the matters properly presented at the Meeting.

          As provided in the Company’s Articles of Incorporation, holders of common stock who beneficially own in excess of 10% of the outstanding shares of FCB’s common stock (the “Limit”) are not entitled to vote with respect to shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Articles of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit. The Company is not aware of any holders over the Limit.

Votes Required to Transact Business At the Meeting

          The holders of a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.

Votes Required to Approve Each Proposal

          Election of Directors (Proposal 1). To be elected as a director, a nominee must receive the affirmative vote of a plurality of the votes cast. Under the plurality voting standard, the two nominees receiving the most “for” votes will be elected. A proxy card marked as withholding authority with respect to the election of one or more directors will be counted for quorum purposes.

          Approval of the FCB 2012 Stock Incentive Plan (Proposal 2). Approval of this vote to approve the Company’s 2012 Stock Incentive Plan requires the affirmative vote of holders of a majority of all votes cast at the Meeting.

          Approval of the Company’s Executive Compensation as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement (Proposal 3). Approval of this non-binding advisory vote on the Company’s executive compensation as described in this Proxy Statement requires the affirmative vote of the majority of all votes cast at the Meeting. Because this proposal is advisory, it will not be binding upon the Board of Directors if approved. However, the Compensation and Human Resources Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

          Approval of the frequency of submission of a proposal on the Company’s Executive Compensation (Proposal 4). Approval of this non-binding advisory vote which allows stockholders to indicate whether they prefer an advisory vote on named executive compensation once every one, two, or three years requires the affirmative vote of holders of a plurality of all votes cast at the Meeting. Because this proposal is advisory, it will not be binding upon the Board of Directors if approved. However, the Compensation and Human Resources Committee and the Board of Directors will take into account the outcome of the vote when considering how frequently we will request an advisory vote on executive compensation. We are required to hold the advisory vote on the frequency of the say-on-pay proposal at least once every six years.

          Ratification of Independent Registered Public Accounting Firm (Proposal 5). To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires the affirmative vote of holders of a majority of all votes cast at the Meeting.

          Other Items. All other proposals and other business as may properly come before the Meeting will require the affirmative vote of a majority of the votes cast, except as otherwise required by statute or our Articles of Incorporation.

How to Vote Shares Held Directly by the Stockholder

          If you are the record holder of your shares, you may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage paid envelope. If you are the stockholder of record, you may also vote your shares via telephone or internet in accordance with the instructions set forth on the enclosed proxy card, or in person at the Meeting. Returning a proxy card will not prevent you from voting your shares in person if you attend the Meeting.

How to Vote Shares Held by a Broker, Bank or Other Nominee

          If your shares are held through a broker, bank or other nominee, you may vote your shares by marking, signing and dating the voting instruction form provided to you by your broker, bank or other nominee. You may also be able to vote your shares via internet or telephone in accordance with the instructions provided by your broker, bank or nominee. To be able to vote shares not registered in your own name in person at the Meeting, you will need appropriate documentation from the record holder of your shares. If you hold your shares in street name through a broker or bank you may only vote in person or change your vote in person if you have a legal proxy in your name from Broadridge Financial Solutions, formerly ADP, or your broker or bank.

Broker Non-Votes and Abstentions

          If you are the beneficial owner of shares held in “street name” by a broker and you do not give instructions to the broker on how to vote your shares at the Meeting, then the broker will be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as a “broker non-vote”). The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal 5) is considered to be a discretionary item and your broker will be able to vote on that item even if it does not receive instructions from you. All other proposals to be considered at the Meeting are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these items.

         An abstention is a decision by a stockholder to take a neutral position on a proposal being submitted to stockholders at a meeting. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

          Broker non-votes are also counted in determining the number of shares represented for the purpose of determining whether a quorum is present at the Meeting, provided that there are discretionary items to be acted upon at a stockholders’ meeting such as ratification of independent auditors.

          Under Maryland law, broker non-votes represented at the meeting are considered present for purposes of establishing a quorum but not entitled to vote and, therefore, will not have any impact on the outcome of such proposal.

How Will Shares be Voted

          The proxy holders will vote all shares represented by a properly executed proxy received in time for the Meeting in accordance with the instructions on the proxy. If you return an executed proxy card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote FOR the election of director nominees set forth in this Proxy Statement, FOR the approval of Proposals 2, 3 and 5, and as recommended by the Board of Directors on Proposal 4.

          A proxy may confer discretionary authority to vote with respect to any matter to be presented at the Meeting which management does not know of within a reasonable time before the date hereof. Management does not know of any such matter which may come before the Meeting and which would be required to be set forth in this Proxy Statement or the related proxy form. If any other matter is properly presented to the Meeting for action, it is intended that the persons named on the enclosed proxy card and acting thereunder will vote in accordance with their best judgment on such matter.

Revocation of Proxies

          A proxy may be revoked at any time before it is voted at the Meeting by:

●	Filing a written revocation of the proxy with the Secretary of FCB, Brenda O. Kowalski, c/o First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032;

●	Submitting a signed proxy card bearing a later date; or

●	Attending and voting in person at the Meeting provided you are the holder of record of your shares.

          If you hold your shares in the name of a broker, bank or other nominee, you will need to contact your nominee in order to revoke your proxy. If you hold your shares in street name through a broker or bank you may only change your vote in person if you have a legal proxy in your name from Broadridge Financial Solutions or your broker or bank.

Persons Making the Solicitation

          The Board of Directors of FCB is soliciting these proxies. The Company will bear the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of proxies for the Meeting. We contemplate that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor.

          The Company will pay the expenses for this Proxy solicitation. In addition to sending you these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail, or in person. You may also be solicited by means of press releases issued by the Company, postings on our websites, www.farmingtonbankct.com and www.firstconnecticutbancorp.com and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting you. We have retained Morrow & Co., LLC to assist us in soliciting your proxy for an estimated fee of $8,000 plus reasonable out-of-pocket expenses. Morrow may ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of our common stock. If so, we will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of our common stock.

Board of Directors Recommendation

          The Board of Directors recommends that you vote your shares as follows:

●	“FOR” Proposal No. 1 regarding the election as directors;

●	“FOR” Proposal No. 2 regarding the approval of the FCB 2012 Stock Incentive Plan;

●	“FOR” Proposal No. 3 regarding the approval of FCB’s executive compensation;

●	“EVERY THREE YEARS” on Proposal No. 4 regarding the frequency of future executive compensation votes; and

●	“FOR” Proposal No. 5 regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Corporate Governance

          General. We conduct business through meetings of our Board of Directors and its committees. The Board of Directors of FCB consists of those persons who also serve as directors of Farmington Bank. Additionally, members of FCB’s committees serve on the identical committees of Farmington Bank. There were 13 meetings of the Board of Directors of FCB in 2011. All directors attended at least 75% of the meetings of the Board of Directors of FCB and the committees on which such director serves. The Board of Directors has adopted governance guidelines that makes it a responsibility of directors to attend each annual stockholders meeting.

          The FCB Board of Directors currently has: an Audit Committee, a Compensation and Human Resources Committee and a Governance Committee. The members and chairs of each of those committees are appointed each year. No member of the Audit, Compensation and Human Resources Committee or Governance Committee is an employee of FCB or its subsidiaries and all are independent as defined under the applicable NASDAQ listing standards and SEC rules. In addition to the Committees noted above, Farmington Bank has the following committees: Loan Committee and Asset Liability Committee.

          Each of the Audit, Compensation and Human Resources and Governance Committees has a written charter approved by the Board of Directors. The Board of Directors has also adopted Corporate Governance Guidelines, which along with the committee charters, provides the framework for the governance of the Company. The committee charters are available on the Company’s website at www.firstconnecticutbancorp.com under “Corporate Information—Governance Documents.” They are also available, without charge, upon written request to Investor Relations Officer, First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032.

         Audit Committee. The Audit Committee, consisting of Ronald A. Bucchi, John J. Carson and Michael A. Ziebka, is responsible for assisting the Board of Directors in fulfilling its responsibilities concerning FCB’s accounting and reporting practices, and facilitating open communication among the committee, Board of Directors, internal auditor, independent auditors and management. Ronald A. Bucchi is the Audit Committee Chairman. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Global Market and the Securities and Exchange Commission’s Audit Committee independence standards. The Board of Directors has determined that Michael A. Ziebka and Ronald A. Bucchi are Audit Committee financial experts under the rules of the Securities and Exchange Commission. All of the members of the Audit Committee have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements. The Audit Committee held seven meetings in 2011.

         Compensation and Human Resources Committee. The Compensation and Human Resources Committee consisting of Robert F. Edmunds, Jr., David M. Drew and Kevin S. Ray is responsible for determining executive compensation and performing such other functions as are customarily discharged by Compensation and Human Resources Committees of similar institutions. Robert F. Edmunds, Jr. is the Compensation and Human Resources Committee Chairman. Each member of the Compensation and Human Resources Committee is independent in accordance with the listing standards of the NASDAQ Global Market. The Compensation and Human Resources Committee held seven meetings in 2011.

          Governance Committee. The Governance Committee is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring that the Board of Directors and its committees have the benefit of qualified and experienced directors, and developing a set of corporate governance polices and procedures. The Governance Committee is also responsible for reporting and recommending from time to time to the Board of Directors on matters relative to corporate governance. The Governance Committee is comprised of six members, each of whom is independent as defined under applicable NASDAQ listing requirements. The current members of the Governance Committee are Ronald A. Bucchi, John J. Carson (Chairman), David M. Drew, Robert F. Edmunds Jr., Kevin S. Ray and Michael A. Ziebka. The Governance Committee did not meet in 2011.

Code of Ethics

          The Company’s Code of Conduct and Ethics Policy is designed to promote the high standards of ethical and professional conduct by the Company’s directors, and executive officers, including the principal executive officer, the principal accounting officer and employees. The Code of Conduct and Ethics Policy requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Conduct and Ethics Policy, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct and Ethics Policy

          The Company also has a Whistleblower Policy, which is incorporated into the Code of Conduct and Ethics Policy that requires directors, executive officers and employees to comply with appropriate accounting and internal controls and establishes procedures to report any perceived wrongdoing, questionable accounting or auditing matters in a confidential and anonymous manner. The Whistleblower Policy also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Conduct and Ethics Policy. A copy of the Code of Conduct and Ethics Policy, including the Whistleblower Policy is available, without charge, upon written request to Investor Relations Officer, First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032. They are also available on the Company’s website at www.firstconnecticutbancorp.com under “Corporate Information—Governance Documents.”

Risk Oversight

          The Board of Directors has the primary responsibility for general risk oversight, and the Audit Committee for financial risks. The Board of Directors and Audit Committee review and management implements a risk management system to identify, assess, mitigate, monitor and communicate risks internally. Management is responsible for identifying and assessing for the Board of Directors and Audit Committee major risks potentially affecting the business and financial statements of the Company. The Board of Directors and the Audit Committee support and provide oversight to management in the performance of these tasks. The Board of Directors’ oversight is also assisted by the Audit and other committees in addressing the risks inherent in their respective areas of oversight. The Board of Directors provides effective risk oversight through this system.

          As a regulated banking institution, Farmington Bank is examined periodically by federal and state banking authorities. The results of these examinations are presented to the full Board of Directors. Identified issues from such examinations are tracked by management. These examinations, in addition to the Internal Audit reports, are reviewed by the Audit Committee and, if appropriate, the full Board of Directors, and serve as additional risk management tools overseen by the Board of Directors. The Compensation and Human Resources Committee also incorporates risk considerations into executive incentive compensation plans.

Board of Directors Leadership Structure

          Mr. Patrick serves as both the Chief Executive Officer and the Chairman of the Board of Directors of the Company. The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

          In accordance with governance best practices and our Governance Committee Charter, however, the Company has appointed John J. Carson as Lead Director. The Lead Director position is voted on by the Board of Directors annually and must rotate at least every 4 years with the Chair of the Governance Committee serving as Lead Director unless the Board of Directors in its discretion appoints another independent director as Lead Director. The Lead Director has the following responsibilities and duties:

●
Call, develop the agenda for and chair the private executive sessions of the non-management directors of the Company. At least two such meetings or sub-sessions each year shall be limited to “independent directors,” as defined by the rules of the NASDAQ, if different from “non-management” directors;

●	Debrief with the Chairman/ Chief Executive Officer on matters arising in private executive and independent director sessions;

●
Serve as a focal point of discussion among the non-management directors on key issues and concerns outside of Board of Director meetings and to serve as an alternative channel to communicate to the Chairman/ Chief Executive Officer any issues, views or concerns on the minds of the non-management directors. Similarly, the Lead Director can serve as a channel of feedback from the Chairman/ Chief Executive Officer to the non-management directors;

●	Facilitate communications between the Chairman/Chief Executive Officer and the other board members;

●
Gather input from the non-management directors on Board of Directors agendas and information (pre-reading materials etc.) and to provide such input to the Chairman/ Chief Executive Officer to ensure that agendas are focused on issues of importance to the non-management directors and that they are getting the information they need to address agenda items;

●	Review and approve all agendas for Board of Directors meetings before they are distributed to the Board of Directors; and

●	Play no role in operations and management, other than an oversight role as all other directors serve.

Nomination of Directors

          The Governance Committee is responsible for reviewing incumbent Board of Director members prior to recommending their re-nomination to the Board of Directors. The Governance Committee is also responsible for identifying, recruiting and recommending to the independent directors of the Board of Directors, new candidates as well as evaluating for the Board of Directors, as necessary. The Governance Committee will also evaluate any candidates for the Board recommended by stockholders.

          The Governance Committee believes the current Board of Directors composition reflects and supports the Company’s strategic direction and that Board members bring skills, experience, background and commitment that are relevant to and support the key strategic and operational goals of the Company. The Committee will seek to continue and enhance that alignment when considering new Board members. Community leadership will be an important consideration in reviewing and selecting Board candidates. The Committee will consider candidates who can provide diversity to the Board reflective of the communities served by the Company. Where other criteria in terms of character, skills, experience, track record and commitment to Company goals are assessed by the Governance Committee to be equivalent, candidates reflecting such diversity may be given preference.

          With respect to re-nominations of sitting directors, the Governance Committee and Board of Directors will consider individual performance as a director and any material changes in the director’s professional or job status, or community involvement. A director may not serve on the board of more than four (4) public companies (including the Bank).

          Nominations by stockholders of record will be considered by the Governance Committee if such nominations are submitted in writing to the Lead Director of the Company either by mail or in person at the principal offices of the Company located at One Farm Glen Boulevard, Farmington, Connecticut, 06032 not less than 30 days prior to any meeting of stockholders called for the election of directors; provided however, that if fewer than 60 days’ notice of the meeting is given to stockholders, such nomination shall be mailed or delivered in person to the Secretary of the Company prior to the earlier of the close of business on the 10th day following (i) the date on which notice of such meeting was given to stockholders; or (ii) the date on which a public announcement of such meeting was first made.

          To be considered, the stockholder’s nomination must contain: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of the Company; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Company’s Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

Communications with the Board of Directors

          The Company endeavors to ensure that the Board of Directors or individual directors, if applicable, consider the views of its stockholders, who may communicate with the Board of Directors by sending a letter or an e-mail to the Company’s Lead Director, John J. Carson. All communications to the Board will be reviewed by the Lead Director and discussed with the Governance Committee. The Company believes that this procedure allows the Board to be responsive to stockholder communications in a timely and appropriate manner.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

          FCB’s Articles of Incorporation provide that the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, and as nearly equal in number as possible. The Board of Directors currently consists of seven persons, of whom two are designated as Class I Directors, three as Class II Directors and two as Class III Directors. Directors serve staggered three year terms and until their successors are duly elected and qualified or until the director’s earlier resignation or removal.

          At the Meeting, two Class I Directors are to be elected to serve until the 2015 annual meeting and until their successors are duly elected and qualified. The directors of FCB currently also serve as directors of Farmington Bank. The Board of Directors, upon the recommendation of the Governance Committee, has reviewed the relationship that each director has with FCB, and affirmatively determined that all directors are independent within the meaning of applicable laws and regulations and the listing standards of the Nasdaq Global Market, other than Mr. Patrick, due to his position as President and Chief Executive Officer of FCB and Farmington Bank.

          Unless authority to do so has been withheld or limited in a proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the two nominees named below to the Board of Directors as Class I Directors. If any nominee named below is not available for election to the Board of Directors at the time of the Meeting, it is the intention of the persons named as proxies to act to fill that office by voting the shares to which a proxy relates FOR the election of such person or persons as may be designated by the Board of Directors or, in the absence of such designation, in such other manner as the proxies may in their discretion determine, unless authority to do so has been withheld or limited in the proxy. The Board of Directors anticipates that each of the two nominees named below will be available to serve if elected.

          Set forth below is certain biographical information for both the two individuals being nominated by the Board of Directors for election as Class I Directors, and for those Class II and Class III Directors whose terms expire at the annual meetings of stockholders in 2013 and 2014, respectively. The two director nominees consist of the two current Class I directors. The biographies for each of the nominees and continuing directors below contain information regarding the person’s service as director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Governance Committee and the Board of Directors to determine that the person should serve as a director.

          The Board of Directors recommends a vote “FOR” the election as directors of the nominees for Class I Director named immediately below.

NOMINEES FOR CLASS I DIRECTOR (Term to Expire 2015)

Robert F. Edmunds Jr., 67, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 1989. Mr. Edmunds is owner and Chairman of Edmunds Manufacturing Company, Inc. (DBA Edmunds Gages) located in Farmington Connecticut. Edmunds Gages is a design and manufacturing company that specializes in the production of custom dimensional measuring instruments primarily serving the automotive, aircraft, ordinance and biomedical industries. Mr. Edmunds has held board and committee positions with various charitable and community organizations, most notably, St. Francis Hospital and Medical Center in Hartford, Connecticut and the Farmington Valley Association for the Retarded and Handicapped (FAVARH) in Canton, Connecticut. Mr. Edmunds provides the Board of Directors with substantial small company management experience, specifically within the community in which Farmington Bank operates, and provides the Board of Directors with valuable insight into the local business and consumer environment.

John J. Patrick, Jr., 53, has served as Chief Executive Officer and President of Farmington Bank since March of 2008. He has also served as Chairman of the Board of Directors of Farmington Bank since July of 2008 and Chairman of the Board of Directors of FCB since its formation. Prior to this, Mr. Patrick served as the President and Chief Executive Officer of TD Bank Connecticut. He is a director of The Hospital of Central Connecticut, Hartford Healthcare and Vantis Insurance Company, located in Windsor, Connecticut, as well as several other community organizations. Mr. Patrick’s extensive experience in the local banking industry, service as CEO of FCB and Farmington Bank, and involvement in business and civic organizations in the communities in which Farmington Bank serves, affords the Board of Directors, valuable insight regarding the business and operations of Farmington Bank.

CLASS II DIRECTORS CONTINUING IN OFFICE (Term to Expire 2013)

Ronald A. Bucchi, 56, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 2000. Mr. Bucchi is a self employed C.P.A. with a specialized practice that concentrates in CEO consulting, strategic planning, mergers, acquisitions, business sales and tax. He works with domestic and international companies. He is a graduate of the Harvard Business School Executive Education program with completed course studies in general board governance, audit and compensation. He is currently Treasurer and a member of the Board of Directors of the Petit Family Foundation, Inc. He has served on numerous other community boards and is past Chairman of the Wheeler Clinic and the Wheeler YMCA. He is a member of the Connecticut Society of Certified Public Accountants, American Institute of Certified Public Accountants and the National Association of Corporate Directors. As a certified public accountant, Mr. Bucchi provides the Board of Directors with significant experience regarding accounting matters.

John J. Carson, 68, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 2010. Mr. Carson has been Vice President, University Relations at the University of Hartford since 2005. From 1991 to 1996, Mr. Carson served as President of the Connecticut Policy and Economic Council and he served as Commissioner of Economic Development for the State of Connecticut from 1981 to 1988. He served as Vice Chairman of Glastonbury Bank and Trust and then TD Banknorth Connecticut. He also served from 2003 to 2007 on the Board of Directors’ Risk Committee of the parent corporation, TD Banknorth N.A. He is board advisor to S/L/A/M Collaborative of Glastonbury. Active in numerous community organizations, Mr. Carson serves or has served on committees and boards including: The Bushnell Center for the Performing Arts, Saint Francis Hospital and Medical Center and the Connecticut Center for Advanced Technology. He is a former Chairman of the Connecticut Development Authority and Connecticut Business Development Corporation. Mr. Carson’s business, development and economics expertise both in the private and public sectors, as well as his prior board of directors’ experience at a publicly held bank, provide valuable knowledge and experience to our Board of Directors.

Kevin S. Ray, 58, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 1997. Mr. Ray is President of the Deming Insurance Agency Inc., an insurance agency headquartered in Farmington, Connecticut. Mr. Ray is a past President of the Professional Insurance Agents Association of Connecticut and has served as a trustee of the Society of Certified Insurance Counselors of Connecticut. Mr. Ray is the former President of several community organizations, including the Farmington Community Chest, Winding Trails Recreation Area, Farmington Exchange Club and the Farmington Rotary Club. He is also past Chairman of the Farmington Economic Development Commission. Mr. Ray’s significant community involvement provides our Board of Directors with valuable insight into the community and his insurance background provides the Board of Directors with substantial experience with respect to an industry that complements the financial services provided by Farmington Bank relating to insurance, sales and investments.

CLASS III DIRECTORS CONTINUING IN OFFICE (Term to Expire 2014)

David M. Drew, 69, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 1991. Mr. Drew is owner and President of the Briarwood Printing Co., Inc., a commercial printer located in Plainville, Connecticut, and also serves as a Director of the RM Jones Companies. Mr. Drew is the former President of several community organizations including Farmington Jaycees, Farmington Exchange Club, The Country Club of Farmington and also the Plainville Chamber of Commerce. He has served as Vice President of the Connecticut and Western Mass Printers Association of America and also of the Connecticut State Golf Association and has been a member or director of numerous local civic groups. In addition, Mr. Drew served on the Zoning Board of Appeals and as Justice of the Peace in the town of Burlington. Mr. Drew provides the Board of Directors with substantial small business management experience, specifically within the community in which Farmington Bank operates, and provides the Board of Directors with valuable insight into the local business and consumer environment.

Michael A. Ziebka, 47, has been a director of FCB since its formation in 2011 and a director of Farmington Bank since 2007. Mr. Ziebka is the Managing Partner of Budwitz & Meyerjack, P.C., an accounting firm located in Farmington, Connecticut. In addition to being managing partner, Mr. Ziebka is also senior audit principal for Budwitz & Meyerjack, P.C. with responsibilities for overseeing the firm’s accounting, auditing, and financial reporting practice. Mr. Ziebka is a member of the Connecticut Society of Certified Public Accountants. He currently serves as a director for several community organizations, including the Exchange Club of Farmington, Connecticut, Farmington Country Club and Services for the Elderly. He is also a past member of the board of Farmington Chamber of Commerce. As the managing partner and Chief Financial Officer of a certified public accounting firm, Mr. Ziebka provides the Board of Directors with significant experience regarding accounting matters and financial expertise.

          All ages presented are as of December 31, 2011.

INFORMATION ABOUT EXECUTIVE OFFICERS

Executive Officers of First Connecticut Bancorp, Inc.

          The following table sets forth the names, ages and positions of the individuals who currently serve as executive officers of FCB.

Name	Age(1)	Position
John J. Patrick, Jr.	53	Chairman, President and Chief Executive Officer
Gregory A. White	47	Executive Vice President and Chief Financial Officer
Michael T. Schweighoffer	49	Executive Vice President and Chief Risk Officer
Kenneth F. Burns	52	Executive Vice President and Director of Retail Banking
David S. Blitz	51	Executive Vice President and Director of Commercial Banking

(1)	Ages presented are as of December 31, 2011.

Biographical Information of Executive Officers Who Are Not Directors

         The business experience of each of our executive officers who are not directors for at least the past five years is set forth below.

          Gregory A. White has served as Chief Financial Officer, Executive Vice President and Treasurer of Farmington Bank since January 2009. Prior to this, he served as Senior Vice President, Chief Financial Officer and Treasurer of Rockville Financial Inc. since its formation in May 2005. Mr. White served as Senior Vice President, Chief Financial Officer and Treasurer of Rockville Bank, a subsidiary of Rockville Financial Inc. from December 2003 to December 2008. Mr. White also served as Senior Vice President of Mechanics Savings Bank and as a Vice President at the Federal Home Loan Bank of Boston and as Vice President at Webster Bank.

          Michael T. Schweighoffer joined Farmington Bank in March 2009 and serves as Executive Vice President and Chief Risk Officer. Prior to joining Farmington Bank he served as State President of TD Bank in Connecticut since 2008. He joined TD Bank in 2002 and prior to being named State President in Connecticut, served as a Senior Vice President and Regional Commercial Lending Manager. From 1995 to 2002, Mr. Schweighoffer served as Vice President of Commercial Lending and Regional Commercial Lending Manager at People’s Bank. From 1989 to 2005, Mr. Schweighoffer was employed by Shawmut Bank in a number of capacities including Credit Review Team Leader and Vice President of Commercial Lending.

          Kenneth F. Burns serves as Executive Vice President and Director of Retail Banking. He joined Farmington Bank in January 2005 as Senior Vice President and Director of Retail Banking. Prior to joining Farmington Bank, from 1998 to 2005, Mr. Burns was the President and CEO of Creative Dimensions, a marketing and manufacturing company located in Plainville, Connecticut. Prior to that, from 1981 to 1997, Mr. Burns worked at Eagle Bank, a $2.2 billion bank headquartered in Bristol, Connecticut, as Executive Vice President of Retail Banking and Marketing.

          David S. Blitz serves as Executive Vice President and Director of Commercial Banking. He joined Farmington Bank in March 2009 from TD Bank. Mr. Blitz was Senior Vice President and Regional Commercial Lending Manager at TD Bank from 2002. From 1995 to 2002 he served as Vice President of Commercial Lending at People’s Bank. Mr. Blitz was previously employed by Shawmut Bank in a number of capacities including Credit Analyst, Commercial Lender and Asset Based Lender/Vice President.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of 5% Beneficial Owners

          The following table sets forth certain information, as of May 25, 2012, regarding the beneficial owners of more than 5% of the outstanding common stock:

	Amount of Securities
Name	Beneficially Owned		Percent Ownership(b)
Farmington Bank Employee Stock Ownership Plan	1,333,884		7.46%
One Farm Glen Boulevard
Farmington, Connecticut 06032

Wellington Management Co LLP	1,713,750	(a)	9.58%
280 Congress Street
Boston, Massachusetts 02210

(a)	Information is based upon ownership of record as reflected on Schedule 13G filed by the reporting person for the period ending December 31, 2011.

Security Ownership of Directors and Officers

          The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 25, 2012 by each director, each Named Executive Officer named in the Summary Compensation Table appearing on page 29 and all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power over the shares indicated as owned by such person.

	Amount of Securities
Name of Beneficially Owner	Beneficially Owned(a)		Percent Ownership
David S. Blitz	7,500		*
Ronald A. Bucchi	15,000	(b)	*
Kenneth F. Burns	24,329	(c)	*
John J. Carson	10,162	(d)	*
David M. Drew	35,000	(e)	*
Robert F. Edmunds, Jr.	60,000	(f)	*
John J. Patrick, Jr.	31,722	(g)	*
Kevin S. Ray	10,300	(h)	*
Michael T. Schweighoffer	10,100		*
Gregory A. White	16,924	(i)	*
Michael A. Ziebka	5,000		*
All directors and executive officers as a group (11 total)	226,037		1.3%

*	Less than one percent.

(a)
If applicable, beneficially owned shares include shares owned by the spouse, children and certain other relatives of the director or executive officer, as well as shares held by trusts of which the person is a trustee or in which he or she has a beneficial interest. All information with respect to beneficial ownership has been furnished by the respective directors and executive officers.

(b)	Shares are held in an IRA.
(c)	Indicates shares held in an IRA.
(d)	Includes 4,790 shares held in an IRA and 415 shares held by Mr. Carson as custodian for his grandchildren.
(e)	Includes 3,275 shares held by Mr. Drew’s spouse and 31,725 shares held in separate IRAs for Mr. Drew and his spouse.
(f)	Includes 30,000 shares held by Mr. Edmunds’ spouse.

(g)	Includes 31,422 shares held in an IRA, 200 shares held by Mr. Patrick’s wife as trustee for minor children and 100 shares held by Mr. Patrick’s child.
(h)	Includes 300 shares held by Mr. Ray’s children.
(i)	Indicates shares held jointly with Mr. White’s spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which FCB securities are registered. Based solely on a review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that during 2011 our executive officers, directors and greater than ten percent beneficial owners (the Company is not aware of any) complied with all applicable Section 16(a) filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

          The Compensation and Human Resources Committee of the Board of Directors of FCB is charged with the responsibility for establishing, implementing and monitoring adherence to our compensation philosophy and assuring that executives and key management personnel are effectively compensated in a manner which is internally equitable and externally competitive. The Compensation and Human Resources Committee of the Board of Directors has engaged McLagan, an Aon Hewitt Company (formerly Amalfi Consulting, LLC), as its independent compensation consultant to assist them in this process.

          We currently have five executive officers: John J. Patrick, Jr., Chairman, President and Chief Executive Officer, Gregory A. White, Executive Vice President and Chief Financial Officer, David S. Blitz, Executive Vice President, Director of Commercial Banking, Kenneth F. Burns, Executive Vice President and Director of Retail Banking, and Michael T. Schweighoffer, Executive Vice President and Chief Risk Officer.

Compensation Philosophy and Objectives

          We believe that competitive compensation is critical for attracting, retaining and motivating qualified executives. Currently, our compensation program includes the following primary elements:

●	base salary;

●	annual cash incentive awards;

●
long-term incentive compensation, historically in the form of phantom stock awards and, going forward, principally in the form of options and restricted stock under our proposed 2012 Incentive Stock Plan; and

●	retirement and other benefits.

          We choose to pay each element of compensation because we believe it is necessary to attract, retain and motivate executives. We pay base salary to provide financial security for talented executives. We pay an annual cash incentive to motivate performance of short-term goals and attempt to balance that motivation by also paying long-term incentives that motivate performance of multi-year goals. We pay retirement and other benefits to be competitive with peer institutions. Our approach to allocating between currently paid and long-term compensation historically was to ensure adequate base compensation to attract and retain executives, while providing incentives to enhance the long-term financial standing of the Company and to enhance the value of our shares for our stockholders.

2011 Compensation

          We determined to pay each element of compensation for 2011 after consulting with our independent compensation consultant and discussing with management. In setting compensation for 2011, our Compensation and Human Resources Committee and Board of Directors looked at the performance of the institution as a whole during the prior year along with specific department and individual performance, the responsibilities of our executive officers and our transition to a publicly held institution. The Committee also considered the executive’s individual and collective contributions to the efforts to convert the Company to public ownership in 2011. To a lesser extent, the Compensation and Human Resources Committee and Board of Directors also looked at base salary and incentive award information from peer group institutions presented by our independent compensation consultant. However, final determinations regarding executive compensation ultimately were based upon the judgment of our Compensation and Human Resources Committee and Board of Directors as to what they believed was necessary to effectively compensate our executive officers in a manner which is internally equitable and externally competitive.

Base Salary

          Our Compensation and Human Resources Committee sets the base salary for our executive officers after review of relevant peer group information presented by our independent compensation consultant. See “Peer Group Analysis” below. The Committee also reviews the historical compensation levels of the executives, the responsibilities of the position held along with current or anticipated changes in those responsibilities and the performance of the individual during the prior year. Traditionally, base salaries have not been determined by reference to any particular percentage of the mean or average pay for comparable positions at the peer group institutions, but have been determined based on the judgment of the Compensation and Human Resources Committee as to the level of base salary necessary to effectively compensate our executive officers in a manner which is internally equitable and externally competitive.

          Base salaries are reviewed on an annual basis beginning in January of each year. Annual increases normally take effect in March of each year. In March 2011, our named executive officers received base salary increases as follows:

Named Executive Officer	2010 Base Salary	2011 Base Salary	% of Increase
John J. Patrick, Jr.	$412,000	$500,000	21.4%
Gregory A. White	$215,250	$235,000	9.2%
Michael T. Schweighoffer	$234,500	$250,000	6.6%
Kenneth F. Burns	$185,000	$194,250	5.0%
David S. Blitz	$187,975	$195,494	4.0%

          In awarding salary increases for 2011, our Compensation and Human Resources Committee took into consideration the growth of our institution due to our transition to a public company and the additional responsibilities of our executive officers inherent with a public company, especially as those factors affect our CEO, Mr. Patrick.

          In reviewing the base salaries of our named executive officers for 2012, our Compensation and Human Resources Committee took into consideration the adjustments made in 2011 and the focus on longer term awards in the form of equity grants, and determined that no further adjustments would be made at this time; provided that David S. Blitz did receive a 2.3% increase from $195,494 to $200,000 in connection with his appointment as executive officer of FCB.

Annual Cash Incentive Awards

            Bonus

          The Compensation and Human Resources Committee, in the past, has from time to time awarded discretionary cash bonuses to our executive officers. These bonuses have been made based on the Compensation and Human Resources Committee’s assessment of the performance by our executive officers during the year. In 2011, noting the unusual and non-recurring circumstances related to conservation of capital in the first half of 2011, and upon the recommendation of our CEO and following review of our executive officers’ performance by the Compensation and Human Resources Committee, we awarded discretionary cash bonuses to our executive officers as follows:

Named Executive Officer	2011 Bonus
John J. Patrick, Jr.	$30,000
Gregory A. White	$45,069
Michael T. Schweighoffer	$100,104
Kenneth F. Burns	$21,246
David S. Blitz	$51,317

These bonuses are reflected in the Summary Compensation Table below under the heading “Bonus.”

            Annual Incentive Compensation Plan

          We maintain an Annual Incentive Compensation Plan which provides annual cash incentive awards to employees who achieve annual performance goals. All regular employees (excluding temporary and casual labor employees) are eligible to participate in this plan. However, new employees must be employed by September 30 in a given plan year to be eligible for an award related to performance in that plan year. If employed after September 30, the employee is not eligible to receive an award until the next plan year, but if employed before September 30, the employee will receive a prorated award based on months worked. Unless a participant is terminated for other than cause or is terminated due to death, disability or retirement, a participant must be an active employee as of the award payout date to receive the award. A participant who is terminated for other than cause or who is terminated due to death, disability or retirement will receive a pro-rated award for the plan year based on months worked. The payout will be paid in a lump sum between January 1 and March 15 after the calendar plan year end, unless previously deferred under the Voluntary Deferred Compensation Plan. The plan year is also the performance period for determining the amount of the incentive award to be paid. If the Company does not meet threshold performance levels, there will be no payouts.

          The plan utilizes a defined payout formula that is based upon the achievement of a combination of both qualitative and quantitative, pre-determined Company performance goals and department/individual performance goals. Employees must receive a minimum performance rating of “satisfactory” or better for the plan year to be eligible for payout. Performance goals are set each year by the Compensation and Human Resources Committee based on recommendations from our Chief Executive Officer and an assessment of what specific goals need to be set for that year in each category.

          Quantitative goals are measured by threshold, target and maximum award opportunity levels which are expressed as a percentage of salary and set forth below. Qualitative goals are similarly measured based on judgments by the Compensation and Human Resources Committee as to the results achieved during the year with respect to each goal. In general, the actual payouts are calculated using a ratable approach where payouts are calculated as a proportion of threshold, target and maximum levels. The percentage of payout for overall Company performance will be determined based on the specific weighting of the Company goals and the actual performance compared to the pre-determined threshold, target and maximum performance levels.

          The threshold, target and maximum payout levels under our Annual Incentive Compensation Plan are set annually by our Compensation and Human Resources Committee after review of relevant peer group information presented by our independent compensation consultant. The Committee also reviews the historical payout levels, and specific goals set for the year. These levels are not determined by reference to any particular factor, but are determined based on the judgment of the Compensation and Human Resources Committee as to the level of awards that are necessary to effectively compensate our executive officers in a manner which is internally equitable and externally competitive.

          In 2011, the cash incentive awards were payable at the specified percentage of each named executive officer’s base salary as follows:

	Incentive Ranges			Award Categories
	Percent of Salary			Weighting of Award
					Individual/
Tier	Threshold	Target	Maximum	Company	Department
CEO	20%	40%	80%	80%	20%
CFO EVP, Retail	12.5%	25%	50%	75%	25%
EVP, Chief Risk Officer	12.5%	25%	50%	25%	75%
EVP, Commercial Banking	10%	20%	40%	25%	75%

          As noted above, the performance goals for 2011, relative to our named executive officers were grouped into two categories based on Company performance and department/individual performance. Each category was assigned a specific weight as shown in the table above with specific goals set forth within each category weighted separately.

          In 2011, the performance goals, criteria weighting and actual performance against goals for our named executive officers in the Company performance category were as follows:

John J. Patrick, Jr.:

Weighting	Goals	Threshold	Target	Maximum	Actual
20%	Earnings	$3.0 million	$4.0 million	$5.0 million	$(4.04) million
45%	Loan Growth	$85.0 million	$105.0 million	$125.0 million	$133.7 million
15%	Loan Quality	1.9	1.6	1.3	1.74

          In addition to the above goals, a weight of 20% was attributed to discretionary items based on the judgment of the Compensation and Human Resources Committee.

Gregory A. White and Kenneth A. Burns:

Weighting	Goals	Threshold	Target	Maximum	Actual
20%	Earnings	$3.0 million	$4.0 million	$5.0 million	$(4.04) million
40%	Loan Growth	$85.0 million	$105.0 million	$125.0 million	$133.7 million
15%	Loan Quality	1.9	1.6	1.3	1.74

          In addition to the above goals, a weight of 25% was attributed to discretionary items based on the judgment of the Compensation and Human Resources Committee.

Michael T. Schweighoffer and David S. Blitz:

Weighting	Goals	Threshold	Target	Maximum	Actual
6%	Earnings	$3.0 million	$4.0 million	$5.0 million	$(4.04) million
14%	Loan Growth	$85.0 million	$105.0 million	$125.0 million	$133.7 million
5%	Loan Quality	1.9	1.6	1.3	1.74

          In addition to the above goals, a weight of 75% was attributed to discretionary items based on the judgment of the Compensation and Human Resources Committee.

          In 2011, the performance goals, in the department/individual performance category were as follows:

John J. Patrick, Jr.:

          The Chief Executive Officer’s individual performance goals were primarily related to the conversion of Farmington Bank from a mutual to a stock form of ownership including the following: a successful capital offering; establishing and funding the Farmington Bank Community Foundation; establishing relationships with major investment banking firms in the community/small cap space, and initiating coverage; establishing an investor relations function and building an open communication link with stockholders. In addition to the goals associated with becoming a public company, other critical goals included maintaining a leadership role in the community and industry, and formalizing a succession plan. Achievement of these goals were not based on quantitative threshold, target and maximum award opportunities but rather were reviewed based on a baseline of identifying prospects for each, proposing actions and achieving results. In determining actual achievement against these goals, the Compensation and Human Resources Committee conducted an overall assessment of the processes undertaken to fulfill each goal during the year and made a discretionary judgment as to whether the final outcome met the goal prescribed which was then reported to the full Board of Directors.

Gregory A. White:

          The Chief Financial Officer’s department/individual performance goals related to:

●	operating expenses;

●	effective asset and liability management;

●	successful filing of the Initial Public Offering;

●	managing liquidity;

●	development of profitability models; and

●	production of audited financial statements.

          In determining actual achievement against the goals, the Compensation and Human Resources Committee conducted an overall assessment of the processes undertaken to fulfill each goal during the year and made a discretionary judgment as to whether the final outcome met the goal prescribed and reported the results to the full Board of Directors.

Michael T. Schweighoffer:

          The Chief Risk Officer’s department/individual performance goals related to:

●	regulatory and Federal Deposit Insurance Corporation Improvement Act compliance maintaining safety and soundness;

●	oversight of special assets to stabilize/improve non-accruals, past dues and risk rating accuracy;

●	maintaining high regulatory compliance standards;

●	achieving favorable Internal Audit controls and risk management standards to include Operational Risk and oversight of Information Security; and

●	Completing key elements of the Initial Public Offering and responding to potential investors.

          Achievement of the goals within this category were determined by the Compensation and Human Resources Committee, in its discretion, based on an overall assessment of the processes undertaken to fulfill each goal during the year and the judgment of the Compensation and Human Resources Committee as to whether the final outcome met the goal prescribed. The results were then reported to the full Board of Directors.

Kenneth F. Burns:

          The Chief Retail Banking Officer’s department/individual performance goals related to:

●	customer checking account growth both in number of new accounts and deposit growth;

●	small business checking account growth;

●	small business loan growth;

●	branch expansion and new branch growth in deposits;

●	Internal referral of wealth management products;

●	Retail loan growth and promotion of home equity lines of credit; and

●	implementation of sales methodology and training.

          With respect to goals relating to account growth, small business checking and loan growth and branch expansion, the Compensation and Human Resources Committee reviewed the results in those areas for the year ended December 31, 2011, and made a determination based on those results as to whether the goals were achieved and at what level. Achievement of the other goals within this category were determined by the Compensation and Human Resources Committee, in its discretion, based on an overall assessment of the processes undertaken to fulfill each goal during the year and the judgment of the Compensation and Human Resources Committee as to whether the final outcome met the goal prescribed. The results were then reported to the full Board of Directors.

David S. Blitz:

          The Chief Commercial Banking Officer’s department/individual performance goals related to:

●	growth in commercial real estate loans;

●	strategic reduction in resort finance loans;

●	growth in commercial and industrial loans;

●	growth in cash management services; and

●	managing loan portfolio and maintaining asset quality.

          With respect to goals relating to commercial real estate growth, reduction in resort finance loans growth in commercial and industrial loans and growth in cash management services, the Compensation and Human Resources Committee reviewed the results in those areas for the year ended December 31, 2011, and made a determination based on those results as to whether the goals were achieved and at what level. Achievement of the other goals within this category were determined by the Compensation and Human Resources Committee, in its discretion, based on an overall assessment of the processes undertaken to fulfill each goal during the year and the judgment of the Compensation and Human Resources Committee as to whether the final outcome met the goal prescribed. The results were then reported to the full Board of Directors.

2011 Awards:

          Based on the applicable performance category weights, target dollar amounts and percentage goals achieved based on target for each executive officer as set forth below, cash incentive awards were paid in 2011 as follows:

John J. Patrick, Jr.

	Target	Percent Achieved
Category Weighting	Salary Amount	to Target	Award Paid
Bank wide 80%	$160,000	127%	$203,000
Individual 20%	$40,000	200%	$30,000	*
Total	$200,000		$233,000

*
The Compensation/HR Committee had evaluated the CEO as having achieved the maximum for individual goals. Mr. Patrick self selected a reduced amount of payment to stay within the accrued budget and to allow for greater rewards to other individuals throughout the organization.

Gregory A. White

	Target	Percent Achieved
Category Weighting	Salary Amount	to Target	Award Paid
Bank wide 75%	$44,063	125%	$54,931
Individual 25%	$14,687	307%	$45,069
Total	$58,750		$100,000

Michael T. Schweighoffer

	Target	Percent Achieved
Category Weighting	Salary Amount	to Target	Award Paid
Bank wide 25%	$15,625	127%	$19,896
Individual 75%	$46,875	214%	$100,104
Total	$62,500		$120,000

Kenneth F. Burns

	Target	Percent Achieved
Category Weighting	Salary Amount	to Target	Award Paid
Bank wide 75%	$36,422	125%	$45,406
Individual 25%	$12,141	175%	$21,246
Total	$48,563		$66,652

David S. Blitz

	Target	Percent Achieved
Category Weighting	Salary Amount	to Target	Award Paid
Bank wide 25%	$9,775	127%	$12,447
Individual 75%	$29,324	175%	$51,317
Total	$39,099		$63,764

          Individual awards paid under the Annual Incentive Compensation Plan are reflected in the Summary Compensation Table below under the heading “Bonus.”

Long-Term Incentive Compensation

          Phantom Stock Plan

          Until June 28, 2011, we maintained a Phantom Stock Plan for the benefit of our non-employee directors, and a select group of employees as determined by the Chief Executive Officer and our Director of Human Resources as the administrator of the Phantom Stock Plan. The Phantom Stock Plan was terminated on June 28, 2011 in connection with our transition to a publicly held company. The purpose of the plan was to encourage participants to remain employees or provide services (in the case of directors) and to reward participants for the continued success of Farmington Bank. The enrollment and eligibility requirements were established from time to time by the Chief Executive Officer and the administrator of the Phantom Stock Plan with the review and approval of the Compensation and Human Resource Committee of the Board of Directors.

          Awards of notional “phantom stock” to participating employees under our phantom stock plan were based on performance criteria, while awards to non-employee directors were not based on performance criteria. The performance goals under the Phantom Stock Plan were set each year by the Compensation and Human Resources Committee based on recommendations from our Chief Executive Officer and an assessment of what specific goals need to be set for that year. Threshold, target and maximum awards were set for each eligible position at competitive levels, and awards are calculated as a proportion of threshold, target and maximum criteria levels. Similar to our Annual Incentive Compensation Plan, the threshold, target and maximum payout levels under our Phantom Stock Plan were set annually by our Compensation and Human Resources Committee after review of relevant peer group information presented by our independent compensation consultant. The Committee also reviewed the historical payout levels, and specific goals set for the year. These levels were not determined by reference to any particular factor, but were determined based on the judgment of the Compensation and Human Resources Committee as to the level of awards necessary to effectively compensate our executive officers in a manner which is internally equitable and externally competitive.

          Each share of phantom stock awarded under our phantom stock plan represents a contractual right to receive an amount in cash equal to the base book value of each share plus any appreciation in book value. The base book value of a share is equal to Farmington Bank’s book value as of December 31 of the year in which such share is awarded divided by 10,000,000, and the appreciation value is equal to the increase, if any, in the book value of one share of phantom stock of Bank between December 31 in the year the phantom stock was granted and December 31 of the year the phantom stock vests (or in the event of a change in control, the date of the change of control).

          Historically awards of phantom stock vest on December 31 in the third year following the year in which the phantom stock was awarded so long as such participant is employed or serving as a non-employee director on that date. As a result of the termination of our phantom stock plan, awards that would otherwise vest on December 31, 2012 and 2013, vested immediately upon termination of the plan. The amounts paid to our named executive officers in 2011 in connection with the termination of the plan were: John J. Patrick, Jr.: $330,975; Gregory A. White: $110,867; Michael T. Schweighoffer: $136,072; Kenneth F. Burns: $91,717; and David S. Blitz: $93,746. No further payments under the Plan are to be made to these persons. No awards under the Plan have been or will be awarded for the 2011 or any future plan year.

Long-Term Equity-Based Compensation

          We are seeking to establish a long-term incentive compensation program in the form of the 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan will replace our Phantom Stock Plan and provide for competitive equity awards to our management team. The plan is designed to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to executives, directors, and other key employees of the Company. The nature and size of awards under our equity-based program will be based on a number of factors including regulatory guidelines, awards made to those holding comparable positions in our peer group and the tax or accounting treatment of specific equity compensation techniques. This plan is subject to approval of our stockholders at the 2012 annual meeting and no awards have been made under this plan.

Retirement and Other Benefits

          Supplemental Retirement Plan for Senior Executives

          We have adopted a Supplemental Retirement Plan for Senior Executives (the “SERP”), for the purposes of providing supplemental retirement benefits to certain executives who have been designated by the Board of Directors as being eligible to participate. It is intended that the SERP comply with the requirements of Section 409A of the Internal Revenue Code and is to be construed and interpreted in a manner consistent with the requirements of Section 409A. John J. Patrick, Jr., Michael T. Schweighoffer and Gregory A. White have been designated by the Board of Directors for participation in the SERP. The benefits payable under the SERP vest at a rate of 10% for each year of service since original date of hire, with the benefits being 100% vested upon completion of ten years of service. If an executive is involuntarily terminated without cause or is terminated due to death, disability, change in control or good reason, the benefits shall be 100% vested regardless of years of service. If an executive is terminated for cause or if the executive violates the non-competition provision in the SERP, the retirement benefit under the SERP is forfeited.

          Generally, the SERP provides the designated participants with a retirement benefit equal to a fixed percentage (50% in the case of Mr. Patrick and 40% in the case of Mr. Schweighoffer and Mr. White) of such executive’s final average compensation (final average compensation is an average of the executive’s highest three (3) years of compensation within the last five (5) years) multiplied by a prorate fraction (the numerator of which is the executive’s years of employment and the denominator of which is set forth in each executive’s participation agreement (16 years for Mr. Patrick, 18 years for Mr. Schweighoffer and 21 years for Mr. White)). If the executive is terminated prior to the age of 62, the amount of the benefit is reduced by 6% per year for each year prior to age 62. However, in the case of the executive’s termination upon disability or termination without cause or for good reason within two (2) years of a change in control, the benefit shall be calculated as if the executive had completed the years of employment between disability or termination and age 65, and as if the executive’s final average compensation had increased 3% per year for each calendar year until age 65. If the benefits provided under the SERP, either on its own, or when aggregated with other payments to the executive that are contingent on a change in control would cause the executive to have an “excess parachute payment” under Section 280G of the Internal Revenue Code, the benefits under the SERP and/or other payments shall be reduced to avoid such a result with the amounts under the executive’s employment agreement or change in control agreement reduced first and the SERP benefits reduced next.

          The executive (or the executive’s beneficiary in the case of death) is entitled to receive the retirement benefits under the SERP (i) if the executive retires or terminates employment (other than due to cause or death) on or after age 65, (ii) if the executive terminates employment (other than due to cause, death or disability, or following a change in control) prior to age 65, (iii) if the executive becomes disabled prior to age 65, (iv) if the executive dies, or (v) if the executive is terminated without cause or for good reason within a two (2) year period after a change in control.

          The retirement benefit shall be paid 45 days after an executive’s death, retirement or termination except that in the case of an executive’s termination due to disability or termination without cause or for good reason within two (2) years of a change in control, the retirement benefit shall be paid at age 65 unless, at the time the executive executed the participation agreement, the executive elected to receive the payment on the date of termination. If there is a change in control after payments commence under the SERP and the payments are in a form other than a lump sum, the present value of the remaining payments shall be paid to the executive in a lump sum 45 days after the date of the change in control. The payment of the retirement benefits under the SERP are paid in a lump sum unless the participant elects otherwise, in which case the benefit may be paid in annual equal installments over a period not to exceed 20 years, or a percentage of the benefit may be paid in a lump sum and a percentage of the benefit paid in annual equal installments over a period not to exceed 20 years.

          Voluntary Deferred Compensation Plan for Directors and Key Employees

          Since 1992, we have maintained a Voluntary Deferred Compensation Plan for Directors and Key Employees for the purpose of attracting, retaining and motivating individuals of high caliber and experience to act as directors and key employees. With respect to participation in the plan by key employees, the plan is intended to be an unfunded plan under ERISA. Effective January 1, 2010, we amended the plan to limit it only to directors and to discontinue further deferrals by key employees. In addition, the amendment changed the interest rate credited to participants’ accounts with respect to participants who had not retired or otherwise been terminated prior to January 1, 2010. Although employees may not make deferrals under the plan on or after January 1, 2010, deferral accounts continue to be maintained for former key employee participants until all amounts credited to such deferral accounts have been paid to such employees, and the time and form of such payments are governed by the provisions of the plan in effect as of the date of such retirement or termination. This plan is unsecured and unfunded.

          Generally, the plan permits eligible participants to defer all or a portion of their fees or compensation. Deferred amounts are credited to a bookkeeping account and earn interest until they are paid out in full. With respect to participants who have retired or been otherwise terminated prior to January 1, 2010, the deferral accounts earn interest at a rate equal to the 5-year CD rate plus 4%, subject to a minimum of 8% and maximum of 12%, with the rate set in December and applying for the following year. With respect to participants who have not retired or been otherwise terminated prior to January 1, 2010, the deferral accounts earn interest at a rate equal to 8%. The interest, in both cases, is credited on a monthly basis. The participant must file an election form electing the percentage of fees or compensation to be deferred and the time and form of payment not later than 30 days after commencing employment, and such election shall remain effective for subsequent years unless the participant makes a new election prior to January 1 of the year in which the fees or compensation will be earned. Participants can elect to receive payment (i) in a lump sum on the earliest of the participant’s termination as a director or employee, disability or a date specified by the participant, (ii) in a lump sum on a date specified by the participant, (iii) in equal consecutive annual or monthly installments over a period not to exceed 15 years, with the first installment to be paid on the earliest of the participant’s termination as a director or employee, disability or a date specified by the participant, or (iv) in equal consecutive annual or monthly installments over a period not to exceed 15 years, with the first installment to be paid on a date specified by the participant. Participants are not able to change the time or form of payment election unless the change is made at least 12 months prior to the date payment of those fees or compensation would otherwise have been made, and the change must delay the payment for at least 5 years from the date payment would otherwise have been made or begun. Participants are always fully vested in their deferral account or if selected in accordance with the installment method in effect prior to death.

          In the event of a participant’s death before commencement of payment, payment will be made to the participant’s beneficiary in a lump sum within 90 days of the participant’s death, unless the participant has specified a different time and/or form of payment in the election form. In the event of a participant’s death after installment payments have begun, the installments will be accelerated and paid in a lump sum to the participant’s beneficiary within 90 days of the participant’s death.

          In the event of a change in control or potential change in control, we are required to create a rabbi trust and deposit cash in an amount sufficient to provide for full payment of all potential obligations of the plan. The rabbi trust is irrevocable until all obligations under the plan have been satisfied.

          Voluntary Deferred Compensation Plan for Key Employees

          We also maintain a Voluntary Deferred Compensation Plan for Key Employees which was effective January 1, 2007. The plan is intended to be an unfunded plan under ERISA. The plan permits eligible employees to defer all or a portion of their compensation. Deferred amounts are credited to a bookkeeping account and earn interest until they are paid out in full. The deferred amounts earn interest at a rate equal to the 5-year CD rate. The rate is set in December and applies for the following year. The interest is credited on a monthly basis. The employee must file an election form electing the percentage of compensation to be deferred and the time and form of payment not later than 30 days after commencing employment, and such election shall remain effective for subsequent years unless the employee makes a new election prior to January 1 of the year in which the compensation will be earned. Participants can elect to receive payment (i) in a lump sum on the earliest of the employee’s termination, disability or a date specified by the employee, (ii) in a lump sum on a date specified by the employee, (iii) in equal consecutive annual or monthly installments over a period not to exceed 15 years, with the first installment to be paid on earliest of the employee’s termination, disability or a date specified by the employee, or (iv) in equal consecutive annual or monthly installments over a period not to exceed 15 years, with the first installment to be paid on a date specified by the employee. Employees are not able to change the time or form of payment election unless the change is made at least 12 months prior to the date payment of the compensation would otherwise have been made and the change must delay the payment for at least five years from the date payment would otherwise have been made or begun. This plan is unsecured and unfunded.

          In the event of the death of an employee before commencement of payment, payment will be made to the employee’s beneficiary in a lump sum within 90 days of the employee’s death, unless the employee has specified a different time and/or form of payment in the election form. In the event of an employee’s death after installment payments have begun, the installments will be accelerated and paid in lump sum to the employee’s beneficiary within 90 days of the employee’s death or if selected in accordance with the installment method in effect prior to death.

          In the event of a change in control or potential change in control, we are required to create a rabbi trust and deposit cash in an amount sufficient to provide for full payment of all potential obligations of the plan. The rabbi trust is irrevocable until all obligations under the plan have been satisfied.

          Life Insurance Premium Reimbursement Agreement

          Effective January 1, 2009, we entered into Life Insurance Premium Reimbursement Agreements with John J. Patrick, Jr., our President and Chief Executive Officer, and Gregory A. White, our Chief Financial Officer. Effective April 14, 2011, we also entered into a Life Insurance Premium Reimbursement Agreements with Michael T. Schweighoffer, our Executive Vice President and Chief Risk Officer. The agreement with Mr. Patrick provides that in the event he purchases an individual supplemental life insurance policy providing $2.0 million of pre-retirement term life coverage and $1,000,000 of post-retirement coverage, we agree to pay Mr. Patrick a tax-adjusted bonus in an amount equal to the total amount of premiums, increased by 40% paid for such plan provided we receive documentation evidencing such payments. The agreements with Mr. White and Mr. Schweighoffer provide that in the event they purchase an individual supplemental life insurance policy providing $1.0 million of pre-retirement term life coverage and $250,000 of post-retirement coverage, we agree to pay each of them, as applicable, a tax-adjusted bonus in an amount equal to the total amount of premiums, increased by 40% paid for such plan provided we receive documentation evidencing such payments. Pursuant to the agreements, we may provide the levels of insurance required through our group insurance policy, in which case we are not obligated to reimburse Messrs. Patrick, White or Schweighoffer for their individual policy.

          Defined Benefit Employees’ Pension Plan

          We maintain the Farmington Bank Defined Benefit Employees’ Pension Plan, a non-contributory defined benefit plan intended to satisfy the requirements of Section 401(a) of the Internal Revenue Code. While the primary purpose is to provide employees with retirement benefits, under certain circumstances it provides surviving spouses with plan benefits in the event the employee dies before retirement.

          As of January 1, 2007 employees who were already participants in the plan continue to be participants in the plan. Employees who were hired on or after January 1, 2007 are not eligible for the Pension Plan. Currently, Kenneth F. Burns, our Director of Retail Banking, is the only named executive officer eligible to participate in this plan.

          Under the plan, employees hired prior to December 31, 2006 become eligible to participate in the plan as of the January 1 or July 1 coinciding with or immediately following the date the employee reaches age 21 and completes 1,000 hours of service in a consecutive 12 month period. Employees become fully vested in their accrued benefits under the plan upon the completion of 5 years of service after their 18th birthday. Employees are credited with one year of service for each plan year in which they complete 1,000 hours of service. Employees are also automatically 100% vested if they are active employees when they reach normal retirement age, which is age 65 for employees who were participants in the plan before January 1, 1988 and the later of age 65 or the fifth anniversary of the first day of the plan year in which such employee began participating in the plan. The employees have a choice as to the way they receive the monthly benefit.

          In general, the plan provides for a normal retirement benefit that is payable monthly on the first day of the month which coincides with or follows the later of the employee’s 65th birthday or the fifth anniversary of the first day of the plan year in which such employee began participating in the plan. For employees who were participants in the plan before January 1, 1988, the monthly benefit is payable on the first day of the month which coincides with or follows the employee’s 65th birthday. For employees who continue to work after the normal retirement date and elect a late retirement date, the benefits under the plan continue to accrue while the employee remains employed, but the late retirement benefit payment must begin no later than April 1 following the later of the year the employee reaches age 70 ½ or the year the employee retires.

          The amount of monthly benefits received under the plan depends on several factors: the length of employment, earnings and salary history while employed, age when retirement payments begin and certain legal limitations and requirements. The normal retirement benefit under the plan is equal to (a) the product of 2% of average annual earning multiplied by years of credited service as of December 31, 2006, plus (b) the product of 1% of average annual earning multiplied by years of credited service on or after January 1, 2007. No more than 30 years of credited service will be taken into account when determining the amount of the benefit. The early retirement benefit under the plan is calculated in basically the same way as the normal retirement benefit, but includes adjustments made by an “early commencement factor.” The early commencement factor, based on the age at which the employee starts to receive the benefit payment, reduces the monthly benefit to account for the additional years during which the employee will receive payments. The late retirement benefit under the plan is calculated in basically the same way as the normal retirement benefit, with credited service and earnings based on the date the employee actually ceases employment. The late retirement benefit will be equal to the greater of (a) the normal retirement benefit calculated using the credited services and earnings to the day of actual retirement, or (b) the normal retirement benefit calculated using the credited services and earnings as of the normal retirement date increased by the late adjustment factor up to April 1 after the age of 70 ½. After age 70 ½ a different calculation applies.

          The plan also provides a retirement benefit for participants who terminate employment before they are eligible to retire if fully vested. The amount of the benefit is equal to a percentage of the normal retirement benefit. If vested when employment terminates prior to the normal retirement date and the present value of the vested benefits is greater than $5,000, payment of the vested benefit will begin on the normal retirement date and if less than $5,000, it will be paid out in a single lump payment as soon as feasible following termination. Such an employee may elect to receive the benefits as early as the first day of the month coinciding with or following the day the employee would be eligible for early retirement if employment continued, but based only on the service and years of credited service on the date employment terminated and adjusted by the early commencement factor.

          401(K) Plan

          We have established the Farmington Bank 401(k) Plan, a tax-qualified plan under Section 401(a) of the Internal Revenue Code which provides for a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.

          The types of contributions which may be made under the plan are salary deferrals, rollover contributions, safe harbor contributions, matching contributions and profit sharing contributions. An employee is eligible to make salary deferrals and safe harbor contributions to the plan and to receive matching contributions on the first day of the month coinciding with or next following the date that the employee has completed six (6) months of service and has attained age 21.

          Under the plan, employees may elect to defer a percentage of compensation each year provided the total deferrals in 2011 do not exceed $16,500 and after 2011 the dollar limit may increase for cost-of-living adjustments. In addition, employees age 50 or over may elect to defer additional amounts called catch-up contributions, which may be deferred regardless of any other limitations on the amount that you may defer to the plan. The maximum catch-up contribution permitted in 2011 was $5,500 and after 2011 the dollar limit may increase for cost-of-living adjustments. For employees hired after January 1, 2008, the plan includes an automatic deferral feature pursuant to which 4% of the employee’s pay will automatically be contributed unless the employee makes an alternative salary deferral election. Employees are also permitted to deposit into the plan rollover contributions, which are distributions received from other plans and certain IRAs. Employees may withdraw the amounts in their rollover account at anytime. The participants in the plan may elect to direct the investment of their accounts in several types of investment funds, but if participants do not elect to direct the investment of their account it will be invested in accordance with the default investment alternative established by the plan.

          Under the plan, we have the option to make safe harbor matching contributions equal to 100% of an employee’s salary deferral (including catch-up contributions) that do not exceed 4% of an employee’s compensation. We may also make discretionary matching contributions equal to a uniform percentage of an employee’s salary deferrals. In addition, we may make discretionary profit sharing contributions that are allocated among eligible employees depending on how much compensation an employee receives during the year and the classification to which the employee is assigned. We determine the amount of the profit sharing contribution for each classification and allocate it to the employees’ proportionately based on the employee’s compensation compared to the total compensation of all employees in such classification. To be considered an eligible employee for purposes of receiving profit sharing contributions, the employee must have completed 1,000 hours of service during the calendar year.

          Employees are always 100% vested in the amounts in their accounts attributable to salary deferrals (including catch-up contributions), rollover contributions and safe harbor contributions. Employees become vested in amounts attributable to profit sharing contributions in 25% increments, beginning with the completion of two years of service and ending with the completion of five years of service. An employee also becomes 100% vested if employed on or after age 65, or if an employee dies or becomes disabled while employed.

          An employee may receive distributions from the plan in the form of a single lump payment or installments over a period of not more than the employee’s assumed life expectancy; however, if the total vested amount in an account is less than $5,000 then it must be paid in a lump sum.

          Employment Agreements

          We have entered into an employment agreement with John J. Patrick, Jr., our President and Chief Executive Officer. Pursuant to the Agreement, Mr. Patrick will serve as President and Chief Executive Officer of the Company and Farmington Bank until December 31, 2015, subject to automatic extension so that a constant thirty-six (36) calendar month term shall remain in effect, until such extensions are terminated by the Company or Mr. Patrick. The Agreement provides for an initial base salary of $500,000 per year, subject to possible annual increases.

          The Agreement also provides that Mr. Patrick will be eligible to earn an annual incentive bonus at the discretion of the Company, as determined in good faith by the Board of Directors or the Compensation and Human Resources Committee. Mr. Patrick will be eligible to participate in all savings and retirement plans, policies and programs as may be made available by Farmington Bank to executive-level employees generally, including our Supplemental Executive Retirement Plan for Senior Executives. In addition, Mr. Patrick will be entitled to participate on the same basis as all other executive officers of Farmington Bank in standard benefit programs, including group health, disability and life insurance programs.

          The Agreement also provides that, in the event Mr. Patrick’s employment is terminated for certain events, then, Mr. Patrick is entitled to receive severance in an amount equal to three (3) times his annual base salary in effect on the date of termination, plus the continuation of certain insurance benefits.

Role of the Compensation and Human Resources Committee

          The Compensation and Human Resources Committee of the Board of Directors of FCB is responsible for implementing and monitoring the success of our overall compensation program in achieving the goals of our compensation philosophy. The Compensation and Human Resources Committee is responsible for the administration of our compensation programs and policies, including the administration of our cash-based and, if approved by stockholders, equity-based incentive programs. The Compensation and Human Resources Committee reviews and approves all compensation decisions relating to our executive officers. Our Chief Executive Officer has responsibility for approving compensation decisions relating to our other officers and employees with input from other members of management. The Compensation and Human Resources Committee operates under the mandate of a formal charter that establishes a framework for the fulfillment of its responsibilities.

Role of the Compensation Consultant

          We have engaged McLagan, an Aon Hewitt Company (formerly, Amalfi Consulting, LLC) (“McLagan”), as our independent compensation consultant to gather compensation data for peer institutions to assist the Compensation and Human Resources Committee in evaluating base salary and incentive compensation levels. See “—Peer Group Analysis” below.

Role of Management

          Our Chief Executive Officer and other named executive officers will, from time to time, make recommendations to the Compensation and Human Resources Committee regarding the appropriate mix and level of compensation for their subordinates. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation and Human Resources Committee.

Peer Group Analysis

          We strongly believe that in order to attract, motivate and reward qualified executives in our marketplace, our compensation program must be competitive relative to the companies with whom we compete. During 2011, we engaged McLagan to benchmark base and incentive compensation for our executive officers.

          The group of companies being used for comparative and informational purposes represents a mix of other comparably sized, publicly traded banking organizations located in New England, New York (excluding metro New York City) and New Jersey. For comparative purposes we also utilize broader based surveys particularly in key technical skills areas.

          Our current peer group consists of the following institutions:

Oritani Financial Corp.
Century Bancorp, Inc.
Sterling Bancorp
Financial Institutions Inc.
Northfield Bancorp Inc.
Meridian Interstate Bancorp, Inc.
Suffolk Bancorp
First of Long Island Corp.
Canandaigua National Corp.

Rockville Financial Inc.
Bancorp Rhode Island, Inc.
United Financial Bancorp
Peapack-Gladstone Financial
Enterprise Bancorp Inc.
Westfield Financial Inc.
Center Bancorp Inc.
Hingham Institute for Savings
Chemung Financial Corp.
SI Financial Group Inc.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation and Human Resources Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” disclosure appearing above in this Proxy Statement. Based on this review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011 and this Proxy Statement.

April 24, 2012

The Compensation and Human Resources Committee:

Robert F. Edmunds, Jr., Chairman
David M. Drew
Kevin S. Ray

COMPENSATION OF EXECUTIVE OFFICERS
AND TRANSACTIONS WITH MANAGEMENT

Summary Compensation Table

          The following table sets forth certain information with respect to the compensation of our principal executive officer, principal financial officer and three most highly compensated executive officers during 2011. Each individual listed in the table below may be referred to as a named executive officer or executive officer.

Name and Principal Position	Year		Salary	Bonus		Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total

John J. Patrick,	2011		$483,077	$30,000		$—	—	$203,000	$147,139	$88,599	$951,815
Jr.	2010		$409,692	$—		$168,755	—	$204,929	$53,097	$73,529	$910,002
President, CEO	2009	(4)	$403,846	$160,000		$160,000	—	$—	$37,643	$24,186	$785,675

Gregory A.	2011		$231,202	$45,069		$—	—	$54,931	$20,946	$51,656	$403,804
White	2010		$213,279	$21,750		$55,104	—	$63,250	$6,516	$34,606	$394,505
EVP, CFO	2009	(5)	$201,058	$125,000		$55,000	—	$—	$1,850	$9,803	$392,711

Michael T.
Schweighoffer	2011		$247,019	$100,104		$—	—	$19,896	$30,023	$60,302	$457,344
EVP, Chief Risk	2010		$232,673	$39,628		$60,032	—	$70,372	$9,694	$29,561	$441,960
Officer	2009	(6)	$181,731	$100,000		$75,000	—	$—	$2,662	$19,311	$378,704

Kenneth F.	2011		$192,471	$21,246		$—	—	$45,406	$47,229	$28,324	$334,676
Burns	2010		$183,077	$13,227		$47,360	—	$46,773	$10,147	$12,047	$312,631
EVP, Retail Banking	2009		$176,077	$50,000		$43,750	—	$—	$7,940	$13,501	$291,268

David S. Blitz	2011		$194,048	$51,317		$—	—	$12,447	$—	$39,305	$297,117
EVP, Commercial	2010		$186,922	$50,343		$48,122	—	$9,657	$—	$22,444	$317,488
Banking	2009	(7)	$142,490	$79,967	(8)	$45,000	—	$—	$—	$9,948	$277,405

(1)	Represents aggregate grant date fair value of phantom stock awards made pursuant to our Phantom Stock Plan determined in accordance with FASB ASC Topic 718.

(2)
Reflects the change in the present value of the life annuity from fiscal year end 2010 to 2011 for both our Defined Benefit Employee Pension Plan and Supplemental Retirement Plan for Executives. Change in Pension Value is as follows:

Name and Principal Position (a)	Year	Defined Benefit Employee Pension Plan (b)	Supplemental Retirement Plan for Executives (SERP)	Total

John J. Patrick, Jr.	2011	$—	$147,139	$147,139
President, Chief Executive Officer	2010	$—	$53,097	$53,097
	2009	$—	$37,643	$37,643

Gregory A. White	2011	$—	$20,946	$20,946
Chief Financial Officer	2010	$—	$6,516	$6,516
	2009	$—	$1,850	$1,850

Michael T. Schweighoffer	2011	$—	$30,023	$30,023
Executive Vice President, Chief Risk Officer	2010	$—	$9,694	$9,694
	2009	$—	$2,662	$2,662

Kenneth F. Burns	2011	$47,229	$—	$47,229
Executive Vice President, Retail Banking	2010	$10,147	$—	$10,147
	2009	$7,940	$—	$7,940

(a)	Mr. Blitz is not eligible to participate in either of our Defined Benefit Employee Pension Plan or Supplemental Retirement Plan for Executives.

(b)	Messrs. Patrick, White, Blitz and Schweighoffer are not eligible to participate in the Defined Benefit Employee Pension Plan as the plan was frozen to new employees hired after January 1, 2007.

(3)	All Other Compensation includes the following:

Name	401(k)	Employee Stock Ownership Plan	Bank Owned Life Insurance	Group Term Life Insurance	Car Allowance	Executive Life Insurance	Long- Term Disability	Club Dues	Total

John J. Patrick, Jr.	$9,800	$16,393	$—	$414	$1,942	$45,581	$5,865	$8,604	$88,599
Gregory A. White	$9,800	$16,393	$—	$270	$—	$14,771	$996	$9,426	$51,656
Michael T.
Schweighoffer	$9,800	$16,393	$—	$270	$7,200	$15,887	$1,090	$9,662	$60,302
Kenneth F. Burns	$—	$16,393	$211	$392	$—	$—	$613	$10,715	$28,324
David S. Blitz	$9,800	$16,393	$173	$396	$—	$—	$880	$11,663	$39,305

(4)	Mr. Patrick was hired in March 2008.

(5)	Mr. White was hired in January 2009.

(6)	Mr. Schweighoffer was hired in March 2009.

(7)	Mr. Blitz was hired in March 2009.

(8)	Includes $25,000 signing bonus.

Pension Benefits

          The following table provides information regarding the retirement benefits for the named executive officers under our tax-qualified defined benefit and supplemental executive retirement plans, namely the Supplemental Retirement Plan for Executives for Messrs. Patrick, White and Schweighoffer, and the Defined Benefit Pension Plan for Mr. Burns. Mr. Blitz is not a participant in any of our qualified or non-qualified defined benefit or supplemental executive retirement pension plans.

Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last FiscalYear

John J. Patrick, Jr.	4	$237,879	—
Gregory A. White	3	$29,312	—
Michael T. Schweighoffer	3	$42,379	—
Kenneth F. Burns	7	$97,314	—

Potential Payments Upon Termination or Change-In-Control

          There are currently no Employment Agreements or Change in Control Agreements in place with our named executive officers; other than Mr. Patrick. Each named executive officer is entitled to receive earned and unpaid compensation upon the retirement, death, disability or termination of the executive officer.

          On April 24, 2012, the Company and Farmington Bank entered into an employment agreement with Mr. Patrick. Under the agreement, in the event Mr. Patrick’s employment is terminated without “Cause” or for “Good Reason,” he is entitled to receive severance in an amount equal to three times his annual base salary in effect on the date of termination, payable at regular payroll intervals over a 36-month period plus the continuation of certain insurance benefits.

          Under the agreement, “Cause” is defined as: (i) conviction of a felony; (ii) act of fraud, embezzlement or theft in connection with Mr. Patrick’s duties or in the course of his employment; (iii) conviction of a crime described in section 19 of the Federal Deposit Insurance Act; (iv) intentional or grossly negligent act which causes material damage to the Company; (v) willful or grossly negligent violation of any law, rule, regulation or final administrative action that causes material harm to the Company or its assets; (vi) intentional or grossly negligent breach of fiduciary duty; (vii) willful or intentional failure to discharge any material obligations or duties; or (viii) material violation of the confidentiality provisions of the employment agreement.

          “Good Reason” is defined as Mr. Patrick’s resignation within six (6) months after the occurrence of: (i) a diminution in base salary; (ii) a material diminution in authority, duties, or responsibilities; (iii) relocation to a location more than thirty-five (35) miles from his current principal place of work; (iv) failure to be appointed or elected or reappointed or reelected as a member of the Board of Directors; or (v) a material breach by the Company or Farmington Bank of the employment agreement.

          In addition to the above, our Supplemental Retirement Plan for Senior Executives has provisions addressing termination and change in control as set forth below. Furthermore, executives who are involuntarily terminated other than for cause or terminated due to disability, retirement, or death will receive a prorated benefit, based on the termination date under our Annual Incentive Plan.

Supplemental Retirement Plan for Executives

          We implemented a Supplemental Retirement Plan effective January 1, 2009 for certain executive officers. Currently, Messrs. Patrick, White and Schweighoffer are the only participants in the plan. The plan provides that each executive will receive supplemental benefits, to the extent vested, commencing 45 days following separation from service. As of December 31, 2011, Messrs. White and Schweighoffer were 30% vested in their plan benefits and Mr. Patrick was 40% vested in his plan benefit. Messrs. Patrick, White and Schweighoffer become 100% vested in their supplemental benefits after 10 years of service. Each participant’s supplemental benefit equals a percentage of the participant’s final average compensation (as set forth in each executive’s participation agreement), multiplied by a fraction, the numerator of which is the executive’s years of employment with Farmington Bank and the denominator of which is set forth in the executive’s participation agreement. Final average compensation is defined in the plan as the three-year average of the highest base salary and bonus paid to each executive during the last five years of each executive’s employment with Farmington Bank. Supplemental benefits are distributed as of the executive’s normal benefit date and are payable in a lump sum, unless a participant has elected, at the time of execution of his participation agreement, to receive an annuity or other form of benefit.

          If an executive is less than age 62 at the time of commencement of his supplemental benefit, his benefit will be further reduced by 6% per year for each year before age 62 that the benefit payment commences.

          Under our Supplemental Retirement Plan for Executives, if Messrs. Patrick, White or Schweighoffer were terminated for cause or voluntarily terminated their employment, they would forfeit all benefits in the event of termination for cause and if they elect to voluntarily terminate their employment, the executives would be entitled to a supplemental benefit calculated in the manner set forth above, and if applicable, multiplied by the executive’s vesting rate set forth in his participation agreement.

          If Messrs. Patrick, White or Schweighoffer were to die before attaining their benefit age but while employed by us, their respective beneficiary would be entitled to a death benefit equal to the present value of the accrued annuity benefit as of the date of death, without any pre-retirement reductions, payable in a lump sum. In the event Messrs. Patrick, White or Schweighoffer were to become disabled they would be entitled to a supplemental benefit, determined in the manner set forth herein. The supplemental benefit shall be determined as an annuity benefit, at benefit age, with payments equal to the yearly benefit amount calculated as if: (i) the executive had completed years of employment between disability and benefit age, and (ii) the executive’s final average compensation had increased three percent (3%) per year for each calendar year until benefit age. The supplemental benefits are distributed as of the executive’s normal benefit date and are payable in a lump sum, unless a participant has elected, at the time of execution of his participation agreement, to receive an annuity or other form of benefit.

          Under the Supplemental Retirement Plan, if a change in control occurs and within a two year period thereafter, the executive has an involuntary separation from service without cause or a separation from service for good reason, the executive will be entitled to a supplemental benefit calculated as if the executive had completed the years of employment between separation of service and benefit age and his final average compensation had increased 3% per year until his benefit age. The supplemental benefits are distributed as of the executive’s normal benefit date and are payable in a lump sum, unless a participant has elected, at the time of execution of his participation agreement, to receive an annuity or other form of benefit.

          The following tables describe the potential payments based upon a hypothetical termination or a change in control on December 31, 2011 for Messrs. Patrick, White, Schweighoffer, Burns and Blitz:

Name	Voluntary Termination	Involuntary Termination other than for cause	Termination within 2 years after Change in Control	Retirement	Disability	Death

John Patrick
Supplementary Retirement Plan	$236,179	$236,179	$5,843,171	$236,179	$3,367,351	$409,828
Annual Incentive Plan(1)	$—	$200,000	$200,000	$200,000	$200,000	$200,000
Michael Schweighoffer
Supplementary Retirement Plan	$41,760	$41,760	$2,794,693	$41,760	$1,340,254	$87,078
Annual Incentive Plan(1)	$—	$62,500	$62,500	$62,500	$62,500	$62,500
Gregory White
Supplementary Retirement Plan	$28,997	$28,997	$2,632,923	$28,997	$1,151,855	$66,281
Annual Incentive Plan(1)	$—	$58,750	$58,750	$58,750	$58,750	$58,750
Kenneth Burns
Annual Incentive Plan(1)	$—	$48,563	$48,563	$48,563	$48,563	$48,563
David Blitz
Annual Incentive Plan(1)	$—	$48,873	$48,873	$48,873	$48,873	$48,873

(1)	Amount reflects payout under Annual Incentive Plan at target level of benefit.

Director Compensation

Director Fees

          Each non-employee director receives an annual retainer of $15,000; $900 for each board meeting and $800 for each committee meeting that the director attends. Prior to termination of our Phantom Stock Plan, each director also received shares of phantom stock under our Phantom Stock Plan equal to 400 shares annually. We paid fees totaling $304,700 to non-employee directors during the fiscal year ended December 31, 2011. Directors are not paid separately for their services on the Board of Directors of both FCB and Farmington Bank.

          The following table details the compensation paid to each of our non-management directors in 2011.
Name	Fees earned or paid in cash	Stock Awards	Option Awards	Non Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	2011 Total

Ronald A. Bucchi	$54,600	—	—	—	$24,400	$79,000
John J. Carson	$53,800	—	—	—	$1,001	$54,801
David M. Drew	$51,400	—	—	—	$52,368	$103,768
Robert F. Edmunds, Jr.	$48,700	—	—	—	$52,275	$100,975
Kevin S. Ray	$49,000	—	—	—	$41,492	$90,492
Michael A. Ziebka	$47,200	—	—	—	$9,816	$57,016

Indemnification of Directors and Officers

          FCB’s bylaws provide that FCB shall indemnify all officers, directors, employees and agents of FCB to the fullest extent permitted under Maryland and federal law. Such indemnification may include the advancement of funds to pay for or reimburse reasonable expenses incurred by an indemnified party to the fullest extent permitted under Maryland and federal law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of FCB, pursuant to its bylaws or otherwise, FCB has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Compensation and Human Resources Committee Interlocks and Insider Participation

          During 2011, no member of the Compensation and Human Resources Committee was a current or former officer or employee of the Company. None of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation and Human Resources Committee or Board of Directors.

Certain Relationships and Related Transactions

          Federal law and regulation generally require that all loans or extensions of credit to a director or an executive officer must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit a director or an executive officer to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees.

          Our directors, executive officers and employees and the directors, executive officers and employees of our subsidiaries are permitted to borrow from Farmington Bank in accordance with the requirements of federal and state law. All loans made by Farmington Bank to directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2011 we had loans with an aggregate balance of $561,000 outstanding to our executive officers, directors and related parties of our executive officers and directors.

          During the 2011 fiscal year, we were not a party to any transactions that involved an amount that exceeded $120,000 and which a director, executive officer, holder of more than 5.0% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

          All related party transactions are reviewed and approved by the full Board of Directors (without the interested director present). In reviewing and evaluating potential conflicts of interest and related party transactions, the Board of Directors uses applicable NASDAQ listing standards and SEC rules as a guide.

          The Board of Directors recommends a vote “FOR” the election of Robert F. Edmunds, Jr. and John J. Patrick, Jr. as Class I Directors to serve for a term of three years, and until their respective successors are qualified and elected.

PROPOSAL II
APPROVAL OF THE 2012 STOCK INCENTIVE PLAN

          At the Meeting, stockholders will be asked to approve that certain 2012 Stock Incentive Plan (the “Incentive Plan”) in the form included with this Proxy Statement as Appendix A. The Incentive Plan was adopted by the Board of Directors, subject to stockholder approval, on March 27, 2012. The Incentive Plan will become effective as of the date of approval by the FCB’s stockholders. The Incentive Plan reserves a total of 2,503,228 shares of Company common stock for issuance upon the grant or exercise of awards made pursuant to the Incentive Plan. Of these shares, the Company may grant up to 715,208 shares in the form of restricted stock, performance shares and other stock-based awards and may grant stock options or stock appreciation rights for up to 1,788,020 shares.

          A summary of the Incentive Plan follows. This summary is qualified in its entirety by the full text of the Incentive Plan, which is attached to this proxy statement as Appendix A to this Proxy Statement.

          The Compensation and Human Resources Committee and the Board of Directors recommend a vote “FOR” the approval of the Incentive Plan.

SUMMARY OF THE INCENTIVE PLAN

          Purpose. We believe that the Incentive Plan will enable us to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to our executives, directors and certain other key employees.

          Type of Awards. The Incentive Plan provides for the grant of stock options in the form of incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code (“ISOs”) and non-qualified stock options that do not satisfy the requirements for ISO treatment (“NQSOs”). The Incentive Plan also allows for the issuance of stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards (“Stock Awards”) and performance shares and performance units (“Performance Awards”), which are collectively referred to herein as “Awards”.

          Administration. The Incentive Plan will be administered by the Compensation and Human Resources Committee or the Company’s Board of Directors if no committee is appointed to administer the Incentive Plan (the “Committee”).

          Subject to the terms of the Incentive Plan, the Committee interprets the Incentive Plan and all related award agreements and is authorized to make all decisions relating to the operation of the Incentive Plan. The Committee also determines the participants to whom Awards will be granted and the type, number, vesting requirements and other features and conditions of such Awards. The Committee’s determinations under the Incentive Plan will be final and binding on all persons, provided that the entire Board makes those decisions with respect to Awards to non-employee directors.

           Participants. All officers, employees and directors of the Company, its subsidiaries and any parent corporation of the Company are eligible to receive Awards under the Incentive Plan. Awards under the Incentive Plan other than ISOs may be granted to employees, directors and consultants of the Company and its subsidiaries. ISOs may be granted only to employees who, as of the time of the grant, are employees of the Company or its subsidiaries. The Committee will base its selection of award recipients, and its determination of the number of options, shares or units to be covered by each award on the nature of the participant’s duties and present and potential contributions to the Company’s success, and other factors the Committee deems relevant. The actual number of individuals who will receive an award cannot be determined in advance because the Committee has discretion to select the participants and has not made any decisions regarding the allocation of awards under the Incentive Plan.

           Number of Shares of Common Stock Available. The Company has reserved 2,503,228 shares of common stock for issuance under the Incentive Plan. Shares of common stock to be issued under the Incentive Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an Award which expires, terminates or is forfeited will again be available for issuance under the Incentive Plan.

          The Incentive Plan imposes limitations on the issuance of certain Awards under the Incentive Plan, including:

●	the maximum number of shares which may be used for grants of Stock Awards and Performance Awards is 715,208 (the “Stock Limit”);

●	the maximum number of shares which may be used for grants of ISOs, NQSOs and SARs is 1,788,020 (the “Option Limit”);

●
the maximum number of shares with respect to which any one employee may be granted ISOs, NQSOs and SARs in any one calendar year or in the aggregate while the Incentive Plan is in effect is 25% of the Option Limit;

●
the maximum number of shares with respect to which any one employee may be granted Stock Awards and Performance Awards in any one calendar year or in the aggregate while the Incentive Plan is in effect is 2% of the Stock Limit;

●
the maximum number of shares with respect to which any one director who is not an employee may be granted NQSOs and SARs in any one calendar year or in the aggregate while the Incentive Plan is in effect is 5% of the Option Limit and such directors in the aggregate may not be awarded more than 30% of the Option Limit in any one calendar year or in the aggregate while the Incentive Plan is in effect; and

●
the maximum number of shares with respect to which any one director who is not an employee may be granted Stock Awards and Performance Awards in any one calendar year or in the aggregate while the Incentive Plan is in effect is 5% of the Stock Limit and such directors in the aggregate may not be awarded more than 30% of the Stock Limit in any one calendar year or in the aggregate while the Incentive Plan is in effect.

          In the event of any change in the corporate structure or shares of the Company, such as a stock dividend or merger, the Committee may make any appropriate adjustments in the number and kind of shares of common stock with respect to which Awards may be granted under the Incentive Plan, including the limits described above, and, with respect to outstanding Awards, in the number and kind of shares covered thereby and in the applicable exercise price subject to compliance with Section 409A of the Code.

          Shares covered by an award shall be counted as used as of the effective date of the grant. Any shares of common stock that are subject to an award shall be counted against the share limit on a one-for-one basis.

           Terms of Stock Option Grants. Each option granted under the Incentive Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Incentive Plan. The exercise price of each option will be established in the discretion of the Committee, provided, however, that the exercise price for an ISO may not be less than 100% of the fair market value of the common stock on the date of the grant. Furthermore, any ISO granted to a person who at the time of the grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Owner”) must have an exercise price equal to at least 110% of the fair market value of the common stock on the date of the grant. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. Stock options in excess of such limit shall be treated as NQSOs.

          The exercise price of an option may be paid in such form as permitted by the Committee, including, without limitation, cash, common stock, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the exercise price, or by a combination of these methods.

          Under the Incentive Plan, ISOs are not transferable during the lifetime of the participant. ISO’s may be transferred by will or the laws of descent and distribution. Except as otherwise provided by the Committee consistent with any requirements under Form S-8 of the Securities and Exchange Commission, NQSOs are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Each option may be exercised during the holder’s lifetime only by the holder or the holder’s guardian or legal representative, and after death only by the holder’s beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution.

          Options may become exercisable in full or in installments according to a vesting schedule that is not more rapid than ratably over a period of not fewer than three (3) years for non-directors, and no longer than ten (10) years after the effective date of grant of an option for any participant. Unless otherwise determined by the Committee, options shall become fully vested and exercisable if the participant’s employment or service terminates due to death or disability. If the participant’s employment or service terminates on account of retirement, the shares of stock subject to any option shall continue to vest in accordance with the terms of the applicable option agreement.

          The term of any option shall be set by the Committee. No option may be exercised after the tenth (10th) anniversary of the date the option was granted. Vested options that have not been exercised as of a participant’s separation from service may be exercised only during the applicable time period set forth in the option agreement which shall be determined in the discretion of the Committee and need not be uniform among all options. Notwithstanding the foregoing, if the participant’s employment or service terminates due to death or disability, all options shall be exercised within one (1) year of the date of death or disability and, if the participant’s employment or service is terminated on account of retirement, all options shall be exercised on the earlier of the end of the exercise period or; (i) with respect to options unvested at the time of retirement, prior to the third anniversary of the date of vesting; and (ii) with respect to options vested at the time of retirement, prior to the third anniversary of the date of retirement.

          If a participant’s service is terminated by reason of retirement or for any reason other than death, disability or “Cause” as defined in the applicable Award agreement or the Incentive Plan, any vested or unvested options will be forfeited in the event the participant breaches certain non-competition and non-solicitation provisions set forth in the Incentive Plan.

           Terms of Restricted Stock Awards. Under the Incentive Plan, Awards of restricted stock may be in the form of a restricted stock bonus, restricted stock purchase right or restricted stock unit. Subject to the terms of the Incentive Plan, the Committee has the authority to determine the number of shares subject to a restricted stock awards and the terms, conditions and restrictions applicable to the vesting of a restricted stock award. Generally, the participant has all of the rights of a stockholder of the Company with respect to the shares subject to a restricted stock award, including, but not limited to, the right to vote and the right to receive dividends; provided that, any restricted stock granted subject to the achievement of performance criteria shall be forfeited to the extent such criteria is not satisfied.

          The Committee shall determine the vesting and exercise period for each restricted stock award; provided that, restricted stock awards to non-directors shall become vested and exercisable ratably over a period of not fewer than three (3) years. Shares issued pursuant to any restricted stock award may be made subject to vesting conditioned upon the satisfaction of service requirements, conditions, restrictions or performance criteria, including, without limitation, performance goals established by the Committee and set forth in the Award agreement evidencing such restricted stock award. Unless otherwise determined by the Committee, restricted stock awards shall become fully vested if the participant’s employment or service terminates due to death or disability. If the participant’s employment or service terminates on account of retirement, the shares of restricted stock shall continue to vest in accordance with the terms of the Award agreement.

          Restricted stock purchase rights must be exercised within a period established by the Committee, provided that, such period may not exceed thirty (30) days from the date of grant of the restricted stock purchase right. Payment of the purchase price for the number of shares of stock being purchased pursuant to any restricted stock purchase right shall be made in cash, by check, or cash equivalent, or provided that the Participant is an employee (unless otherwise not prohibited by law) and in the Committee’s sole discretion, by delivery of a promissory note in a form approved by the Committee for the aggregate purchase price, or by such other consideration as may be approved by the Committee from time to time.

          If a participant’s service is terminated by reason of retirement or for any reason other than death, disability or “Cause” as defined in the applicable Award agreement or the Incentive Plan, any unvested restricted stock will be forfeited in the event the participant breaches certain non-competition and non-solicitation provisions set forth in the Incentive Plan.

           Terms of Restricted Stock Units. The Committee may grant restricted stock units under the Incentive Plan, which represent a right to receive shares of common stock at a future date determined in accordance with the participant’s Award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award. Instead, the consideration for the award is the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with Performance Awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. The purchase price for exercise of a restricted stock purchase right may be established by the Committee.

          Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid by the Company. A holder of restricted stock units has no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award agreement.

          Unrestricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an unrestricted stock award to any participant pursuant to which such participant may receive shares of the Company’s common stock free of any restrictions under the Incentive Plan. Unrestricted stock awards may be granted in consideration for past services or other valid consideration, and may be provided in lieu of, or in addition to, any cash compensation due to such participant.

          Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted restricted stock, restricted stock purchase rights and/or restricted stock units for more than 13,754 shares in any fiscal year.

           Terms of Stock Appreciation Rights. Subject to the terms of the Incentive Plan, the Committee may grant a SAR to any eligible participant. SARs may be granted in tandem with a related stock option award or independently of any option. A SAR entitles the participant to surrender to the Company any then exercisable portion of the SAR in exchange for that number of shares of common stock having an aggregate fair market value on the date of surrender equal to the product of (i) the excess of the fair market value of a share of common stock on the date of surrender over the exercise price established by the Committee, which shall not be less than the fair market value of a share of common stock on the date the SAR was granted, and (ii) the number of shares of common stock subject to such SAR. In lieu of payment in shares of common stock, payment may be made in cash or partly in shares and partly in cash, as determined by the Committee. SARs to be settled in shares of common stock shall be counted in full against the number of shares available for award under the Incentive Plan, regardless of the number of shares actually issued to the participant upon settlement of the SAR.

          The exercise price for each SAR shall be established in the discretion of the Committee; provided that, (i) the exercise price per share subject to a SAR granted in tandem with any option shall be the exercise price per share for the related option and (ii) the exercise price per share subject to a SAR granted independent of any option shall be not less than the fair market value of a share of common stock of the Company on the effective date of grant of the SAR.

          Under the Incentive Plan, SARs are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. SARs may become exercisable in full or in installments according to a vesting schedule as the Committee may determine; provided that, a SAR awarded in tandem with any option shall be exercisable only at the time and to the extent that the related option is exercisable, unless otherwise determined by the Committee. Unless otherwise determined by the Committee, SARs that have not been exercised as of a participant’s separation from service other than for death, disability or retirement, any unvested SARs shall be forfeited without consideration. If the participant’s employment or service terminates due to death or disability, the vesting of all unvested SARs will be accelerated to the date of death or disability. If the participant’s employment or service terminates on account of retirement, all SARs shall be exercisable on the earlier of the end of the exercise period or; (i) with respect to SARs unvested at the time of retirement, prior to that date that is three (3) years from the date of vesting; and (ii) with respect to SARs vested at the time of retirement, prior to that date that is three (3) years from the date of retirement. No SAR may be exercised after the tenth anniversary of the date the SAR was granted. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no participant may be granted SARs for more than 85,962 shares in any fiscal year.

           Terms of Performance Awards. The Committee may grant Performance Awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines. A performance share has an initial value equal to the fair market value of the Company’s common stock as determined on the date the performance share is granted. A performance unit has an initial value equal to one hundred dollars ($100.00). Performance Awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, Performance Awards may be settled in cash, common stock or any combination thereof, as determined by the Committee. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted performance shares that could result in the employee receiving more than twenty-five percent (25%) of the aggregate number of shares authorized for issuance under the Incentive Plan or performance units that could result in the employee receiving more than $1,000,000 with respect to such units in any fiscal year. A participant may receive only one performance award with respect to any performance period.

          Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award which goals will be reviewed by a risk management officer of the Company who shall make a determination to the effect that the performance goals will not encourage the grantee of such Award to take unnecessary or excessive risks. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each parent and subsidiary corporation consolidated for financial reporting purposes, or such division or business unit of Company as may be selected by the Committee. When an award is granted to a participant designated by the Committee as likely to be a “Covered Employee” within the meaning of Code Section 162(m), and the Committee believes the award should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such award shall be contingent upon achievement of one or more of the following pre-established performance goals:

●	earnings or earnings per share;
●	return on equity;
●	return on assets;
●	revenues;
●	expenses or reduction in cost;
●	one or more operating ratios;
●	stock price;
●	stockholder return;
●	market share;
●	asset growth;
●	loan growth;
●	deposit growth and/or core deposit growth;
●	non-interest income;
●	charge-offs;
●	credit quality;
●	reductions in non-performing assets;
●	economic value added models or equivalent metrics;
●	productivity ratios;
●	customer satisfaction measures;
●	accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; and/or;
●	certain capital ratios.

          The performance goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit.

          Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In its discretion, the Committee may provide for the payment to a participant who is awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s common stock; provided that, if dividend equivalents are paid in the form of stock of the Company, the participant will not have any rights of a stockholder with respect to such shares of stock. Performance award payments may be made in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment during the deferral period of dividend equivalents or a reasonable rate of interest within the meaning of Code Section 162(m).

          The effect of the participant’s termination of employment or service on any Performance Award shall be determined by the Committee, in its discretion, and set forth in the award agreement evidencing such Performance Award. In no event, however, will a Performance Award be payable upon a participant’s termination from service with or without cause (as such term is defined in the Award Agreement) or for “good reason” or upon a participant’s retirement. If a Participant’s service is terminated by reason of the retirement or for any reason other than death, disability or “Cause” as defined in the applicable award agreement or the Incentive Plan, any Performance Award will be forfeited in the event the participant breaches certain non-competition and non-solicitation provisions set forth in the Incentive Plan. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

           Other Equity-Based Awards. The Committee may, in its discretion, grant to eligible employees other equity-based awards, as deemed by the Committee to be consistent with the purposes of the Incentive Plan.

           No Repricing. No amendment or modification may be made to an outstanding option or SAR that would be treated as a repricing under the rules of the securities exchange or market system constituting the primary market for the shares, without the approval of the Company’s stockholders.

           Parachute Payments. Except as otherwise provided in another agreement, contract or understanding that expressly addresses Section 280G or Section 4999 of the Code, any award held by a participant and any right to receive payment or other benefit under the Incentive Plan shall not become exercisable or vested (i) to the extent such benefit, when taken together with all other benefits the participant may be entitled to under any other compensation arrangements, would cause the benefit to the participant under the Incentive Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) (“Parachute Payment”) and (ii) if as a result of receiving the Parachute Payment, the aggregate after-tax amounts received by the participant from the Company under the Incentive Plan and all other compensation arrangements would be less than the maximum after-tax amount that could be received by the participant without causing any such benefit to be considered a Parachute Payment. In the event that the receipt of any such benefit under the Incentive Plan, in conjunction with benefits under all other compensation arrangements, would cause the participant to be considered to have received a Parachute Payment under the Incentive Plan that would have the effect of decreasing the after-tax amount received by the participant as described in clause (ii), then the participant shall have the right, in the participant’s sole discretion, to designate those benefits under the Incentive Plan or under any other compensation arrangement that should be reduced or eliminated so as to avoid having the benefit be deemed a Parachute Payment. Any reduction or elimination will be performed in the order in which each dollar of value subject to an award reduces the Parachute Payment to the greatest extent.

           Adjustments for Changes in Capital Structure. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Incentive Plan, the number and kinds of shares for which grants of options and other Awards may be made under the Plan, shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the participant immediately following such event shall be the same as immediately before such event. Any such adjustment in outstanding options, SARs or restricted stock purchase rights shall not change the aggregate exercise price payable with respect to shares that are subject to the unexercised portion of such Awards, but shall include a corresponding proportionate adjustment in the exercise price per share for such option, SAR or restricted stock purchase right. The Committee may unilaterally amend the outstanding Awards to reflect these adjustments.

           Effect of a Change in Control. In the event of a change in control (as defined in the Incentive Plan), each outstanding ISO, NQSO, SAR, Stock Award and Performance Award will become fully vested and in the case of vested stock options and SARs will become immediately exercisable.

          In the event of a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets (in each case as determined under regulations issued pursuant to Section 409A of the Internal Revenue Code), any previously deferred RSUs or performance units and dividend equivalents will be immediately delivered to the holder of such RSU or performance unit.

          Adjustments. Adjustments related to shares of stock or securities of the Company in the event of a change in the Company’s capital structure shall be made by the Committee. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control Transaction upon Awards other than options, SARs, restricted stock units and restricted stock, and such effect shall be set forth in the appropriate award agreement. The Committee may provide in the award agreement at the time of grant, or any time thereafter with the consent of the participant, for different provisions to apply to an award in place of those described in the preceding four sections.

          Clawback Provision. The Incentive Plan provides that, in the event the Company is required to file a financial restatement under applicable banking or securities laws based on materially inaccurate financial statements, the Committee will require the repayment or return of any “erroneously paid incentive-based compensation” paid to any current or former executive officer and, in the Committee’s discretion based on facts and circumstances, paid to any other current or former participant. Under the Incentive Plan, “Erroneously paid incentive-based compensation” means that portion of any and all incentive-based compensation payment(s) that have been made on the basis of such materially inaccurate financial statements. This clawback provision applies to erroneously paid incentive-based compensation paid with respect to the three (3) most recent full calendar years preceding the date on which the Company is required to prepare an accounting restatement and will be conducted consistent with any guidance issued by the Securities and Exchange Commission and/or NASDAQ following the adoption of the Incentive Plan.

          Loans. Under the Incentive Plan, the Company may make loans to participants (including a participant who is a director or officer of the Company) in connection with the exercise of options granted under the Incentive Plan, to the extent permitted under applicable law. Such loans will bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates (except in the case of ISOs). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the participant. No loan will have an initial term exceeding five (5) years, but may be renewable at the discretion of the Committee. In order to secure any such loan made, shares of FCB common stock with a fair market value at least equal to the principal amount of the loan must be pledged by the participant to the Company. Every loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction over the Company.

          Term of the Incentive Plan. The Incentive Plan will be effective upon stockholder approval. The right to grant Awards under the Incentive Plan will terminate upon the earlier of (a) the tenth anniversary of the effective date, or (b) the date additional grants would cause the shares issued or issuable under the Incentive Plan to exceed the number of shares of common stock reserved for issuance under the Incentive Plan. The Board of Directors may suspend or terminate the Incentive Plan at any time, subject to the terms of the Incentive Plan.

          Amendment of the Incentive Plan. The Incentive Plan allows the Board to amend the Incentive Plan in certain respects without stockholder approval, unless such approval is required by law, regulation or otherwise.

          Integration. In the event of any conflict between the terms of the Incentive Plan or an Award agreement and the terms of a participant’s employment, change in control or other employment-related agreement with the Company, such employment, change in control or other employment-related agreement will govern.

          Summary of U.S. Federal Income Tax Consequences. The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

          Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted, nor within one year following the exercise of the option, will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon the sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant, or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction in which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally will be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

         The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

          Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option, provided the exercise price is at least equal to the market value of the stock. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised, unless the shares are subject to a substantial risk of forfeiture (as in the case where a participant is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the participant’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

          Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

          Performance and Restricted Stock Unit Awards. A participant generally will recognize no income upon the grant of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant received shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

          Section 162(m). Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer, or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, (other than time vested restricted stock) performance shares and performance units awarded under the Incentive Plan to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Incentive Plan limits the sizes of such awards as described above. While the Company believes that compensation in connection with such awards under the Incentive Plan will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a Change in Control, compensation paid in settlement of performance awards may not qualify as “performance-based.” By approving the Incentive Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the Incentive Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or level of compensation that could be made subject to certain awards, and the other material terms of the awards described above.

            New Plan Benefits. The Company anticipates that grants of Awards will be made to directors, officers and employees, on or after the effective date of the Incentive Plan. However, neither the Board of Directors nor the Committee has made specific determinations regarding the timing or size of individual Awards. In making any such grants, the Committee may consider any factors deemed relevant, including one or more of the following factors:

●	the need to attract and retain qualified employees and directors;
●	the value of building employee and director equity interests in the Company;
●	the Company’s financial performance;
●	the contributions of the Company’s employees and directors to the Company’s success;
●	the advice of benefits consultants regarding peer comparisons and other competitive factors;
●	the impact of Awards on the Company’s results of operations and stock trading price;
●	various factors unique to the Company based on the Company’s recent conversion from a mutual holding company to a fully public stock form of organization;
●	with respect to vesting schedules and other award features, the impact of FASB ASC Topic 718; and
●	the requirements of Section 162(m) of the Code.

PROPOSAL NO. 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

          As required by the Section 14A(a)(2) of the Securities Exchange Act of 1940, FCB’s Board of Directors is providing stockholders with the opportunity to cast an advisory vote on its executive compensation at the Meeting through the following resolution:

          “RESOLVED, that the stockholders approve the Company’s executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

          We believe that our compensation policies and procedures, which are described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement and in the tables and narrative in the “Executive Compensation” section, are strongly aligned with the long-term interests of stockholders. These policies and procedures balance short-term and longer-term compensation opportunities to ensure that the Company meets short-term objectives while continuing to produce value for our stockholders over the long term. These policies and programs are also designed to attract and retain highly-talented executives who are critical to the successful implementation of the Company’s long-term strategic business plan.

          Approval of this proposal will require the affirmative vote of a majority of our common stock represented in person or by proxy at the Meeting. This vote will not be binding on or overrule any decisions by the Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board of Directors, and will not restrict or limit the ability of our stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation and Human Resources Committee and the Board of Directors will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

           The Board of Directors recommends a vote “FOR” approval of the Company’s executive compensation, as described in the Compensation Discussion and Analysis, and the tabular disclosure regarding named executive officer compensation (together with accompanying narrative disclosure) in this Proxy Statement.

PROPOSAL NO. 4
ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES

          As further required by the Section 14A(a)(2) of the Securities Exchange Act of 1940, we are providing stockholders the opportunity to advise on how frequently we should include in our Proxy Statement a vote on our executive compensation similar to Proposal No. 3 of this Proxy Statement. We are required to hold this advisory vote on the frequency of the executive compensation proposal at least once every six years. The Board of Directors will consider carefully the results of stockholder voting upon the frequency of inclusion of our proposal regarding approval of our executive compensation, but the final vote is advisory in nature and not binding upon the Board of Directors. By voting on this proposal, stockholders may indicate whether they prefer an advisory vote on named executive compensation once every one, two, or three years. We ask that you support a frequency period of every three years (a triennial vote) for future non-binding stockholder votes on executive compensation.

          A triennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance. Additionally, a triennial vote will provide us with the time to respond thoughtfully to the views of our stockholders and implement any necessary changes. We carefully review changes to our executive compensation program to ensure that the program appropriately aligns our executive’s interests with the long-term interests of our stockholders and to ensure that the program appropriately balances risk and reward. We therefore believe that a vote every three years is an appropriate frequency to provide sufficient time to consider thoughtfully stockholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

          Any voting frequency option that receives an affirmative vote of a majority of our common stock represented in person or by proxy at the Meeting will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

          The Board of Directors recommends a vote for “EVERY THREE YEARS” on the frequency of our submission of a vote of stockholders for approval of the Company’s executive compensation.

AUDIT COMMITTEE REPORT

          Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

          The Audit Committee’s responsibilities focus on two primary areas: (1) the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements; and (2) the independence and performance of the Company’s internal auditors and independent auditors. The Audit Committee meets at least quarterly to, as appropriate, review, evaluate and discuss with the Company’s management and internal and external auditors the scope of their audit plans, the results of their work, the Company’s financial statements (including, in the future, quarterly earnings releases), quarterly reports issued by the Company’s internal audit firm, the adequacy and effectiveness of the Company’s internal controls and changes in accounting principles. The Audit Committee regularly meets privately with both the internal and external auditors, each of whom has unrestricted access to the Audit Committee.

          In connection with these responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2011 with management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from PricewaterhouseCoopers LLP written disclosures regarding the firm’s independence as required by Independence Standards Board Standard No. 1, wherein PricewaterhouseCoopers LLP confirms their independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2011. The Audit Committee discussed this information with PricewaterhouseCoopers LLP and also considered the compatibility of non-audit services provided by PricewaterhouseCoopers LLP with maintaining its independence. The Audit Committee also reviewed PricewaterhouseCoopers LLP’s proposal to act as the Company’s independent registered public accountant for the year ending December 31, 2012.

          Based on the review of the audited financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.

May 10, 2012

The Audit Committee:
Ronald A. Bucchi, Chairman
John J. Carson
Michael A. Ziebka

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

          The Audit Committee has the sole authority to select, evaluate and when appropriate, to replace the Company’s independent auditors. The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year. Although action by our stockholders in this matter is not required, the Audit Committee believes it is appropriate to seek stockholder ratification in light of the critical role played by the independent auditors in maintaining the integrity of Company financial controls and reporting and hereby requests the stockholders to ratify such appointment. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

          The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Independent Accountant Fees and Services.

          Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP as of or for the fiscal years ended December 31, 2011 and 2010 are set forth below. The aggregate fees included in the Audit category are billed for the fiscal years for the audit of the Company’s annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

	2011	2010
Audit Fees	$1,114,000	$381,000
Audit-Related Fees	$38,000	$36,000
Tax Fees	$32,000	$41,000
All Other Fees	$3,000	$3,000

          Audit Fees include fees incurred in connection with the conversion and related stock offering by the Company totaling $520,000 and $85,000 for the fiscal years ended December 31, 2011 and 2010, respectively. Audit Fees for the fiscal years ended December 31, 2011 and 2010 also include fees for professional services rendered for the audits of the financial statements of the Company, quarterly review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents, compliance with Section 404 of the Sarbanes-Oxley Act and other assistance required to complete the year end audit of the consolidated financial statements.

          Audit-Related Fees are for services which are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, but are not reported under “Audit Fees”. These fees were for audits of the Company’s employee benefit plan for the fiscal years ended December 31, 2011 and 2010.

          Tax Fees for fiscal year ended December 31, 2011 and 2010 were for services rendered for preparation of the annual tax returns and quarterly tax payments.

          All Other Fees for fiscal year ended December 31, 2011 and 2010 were for the Company’s employee benefit plans and its private foundation.

          The Audit Committee has determined that the provision of the above services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

          Policy on Audit Committee Pre-Approval. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. None of the services described above were approved by the Audit Committee under the de minimus exception provided by Rule 2-01(C)(7)(i)(c) under Regulation S-X.

OTHER BUSINESS OF THE MEETING

          The Board of Directors is not aware of any matters to come before the Meeting other than those stated in this Proxy Statement. In the event that other matters properly come before the Meeting or any adjournment thereof, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

ANNUAL REPORT AND FORM 10-K

          The 2011 Annual Report of the Company was mailed to stockholders with this Proxy Statement. Upon request, the Company will furnish without charge a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including financial statements, but without exhibits, a copy of which has been filed with the SEC. It may be obtained by writing to Investor Relations Officer, First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032.

STOCKHOLDER PROPOSALS FOR 2013

          FCB’s next annual meeting is scheduled to be held on Wednesday, May 15, 2013. A stockholder who wants to have a qualified proposal considered for inclusion in the Proxy Statement for the Company’s 2013 annual meeting of stockholders must notify the Secretary of FCB not later than December 7, 2012. Stockholder proposals that are to be considered at the 2013 annual meeting but not requested to be included in the Proxy Statement must be submitted no later than April 15, 2013 and no earlier than March 18, 2013

PROXY STATEMENT

          Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 11, 2012. The proxy statement, the 2011 Annual Report to Stockholders and the form of proxy are available at www.cfpproxy.com/7034.

Appendix A

FIRST CONNECTICUT BANCORP, INC.

2012 STOCK INCENTIVE PLAN

SECTION 1.     PURPOSE

          This 2012 Stock Incentive Plan (the “Plan”) is designed to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to (a) executives; (b) Directors; and (c) other key employees of the Company and any other member of the Participating Company Group. The Company intends that this purpose will be effected by providing for Awards in the form of stock and/or stock-based awards as provided in this Plan, which afford such persons opportunity to enhance the value of Company Stock and their own financial interests, thereby strengthening the mutuality of interests between them and Company shareholders. The terms of the Plan shall be interpreted in accordance with this intention.

SECTION 2.     DEFINITIONS AND CONSTRUCTION

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          “Affiliate” means, with respect to any person or entity (such as the Company), any company or other trade or business that controls, is controlled by or is under common control with such person or entity (such as the Company) within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any subsidiary of such entity (such as a Subsidiary). For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.

          “Award” means any Option, SAR, Restricted Stock Award, Unrestricted Stock Award, Performance Award, or Other Stock-Based Award granted under the Plan.

          “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

          “Bank” means Farmington Bank, a Connecticut stock savings bank.

          “Benefit Arrangement” shall have the meaning set forth in Section 12 hereof.

          “Board” means the Board of Directors of the Company.

          “Cashless Exercise” shall have the meaning set forth in Section 6.3 hereof.

          “Cause” shall have the meaning given such term in the applicable Award Agreement and, in the absence of any such definition, means (a) any material breach by the Participant of any agreement to which the Participant and the Company are both parties, (b) any act or omission to act by the Participant which may have a material and adverse effect on the Company’s business or on the Participant’s ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (c) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or any Participating Company.

          “Change in Control” shall be deemed to have occurred if, during the term of this Agreement:

          (a) the Company merges into or consolidates with another corporation, or merges another corporation into the Company, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by “Persons” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act who were stockholders of the Company immediately before the merger or consolidation;

          (b) any Person (other than any trustee or other fiduciary holding securities under an employee benefit plan of the Bank or the Company), becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the resulting corporation representing 50% or more of the combined voting power of the resulting corporation’s then-outstanding securities;

          (c) during any period of twenty-four months (not including any period prior to the Effective Date of this Agreement), individuals who at the beginning of such period constitute the board of directors of the Company, and any new director (other than (i) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraphs (a), (b) or (d) of this definition, (ii) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (iii) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s securities) whose election by the board of directors of the Company or nomination for election by the Company’s stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

          (e) the board of directors of the Company adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control has occurred.

          “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          “Company” means First Connecticut Bancorp, Inc., a Maryland-chartered corporation and the bank holding company for the Bank, or any successor company thereto.

          “Competitor” means any savings bank, savings and loan association, savings and loan holding company, bank, bank holding company, or other institution engaged in the business of accepting deposits or making loans or doing similar business, or any direct or indirect subsidiary or affiliate of any such entity, that conducts business in any county in which the Company or the Bank maintains an office as of the Participant’s termination of Service.

          “Covered Employee” means an Employee who is a covered employee within the meaning of Section 162(m)(3) of the Code, as the same may be amended from time to time. Section 162(m)(3) of the Code currently defines “Covered Employee” as any Employee if (a) as of the close of the taxable year, such Employee is the chief executive officer of the Company or is an individual acting in such a capacity, or (b) the total compensation of such Employee for the taxable year is required to be reported to shareholders under the Exchange Act by reason of such employee being among the four (4) highest compensated officers for the taxable year (other than the chief executive officer).

          “Designated Beneficiary” means the beneficiary or beneficiaries designated by the Participant in writing filed with the Committee in such form and at such time as the Committee shall require.

          “Director” means a member of the Board or of the board of directors of any other Participating Company.

          “Disability” shall have the meaning set forth in Section 409A of the Code, as the same may be amended from time to time. Section 409A of the Code currently defines “Disability” as (a) the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (b) by reason or any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months and the service recipient is receiving income replacement payments for at least three months under a plan covering employees. Notwithstanding the foregoing, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s Service, Disability shall have the meaning specified in Section 22(e)(3) of the Code.

          “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by a Performance Award held by such Participant.

          “Effective Date” shall have the meaning set forth in Section 22 hereof.

          “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Executive Officer” means any current Chief Executive Officer, Chief Financial Officer and/or Executive Vice President of the Company.

          “Exercise Period” shall have the meaning set forth in Section 6.2 hereof.

          “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

          (a) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock on such national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Eastern Edition of The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

          (b) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          “Forfeiture Event” shall have the meaning set forth in Section 6.9 hereof.

          “Freestanding SAR” means a SAR awarded by the Committee pursuant to Section 8.1 hereof other than in connection with an Option.

          “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code or any successor provision thereto as in effect from time to time.

          “Insider” means, at any time, any person whose transactions in Stock are subject to Section 16 of the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

          “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

          “Option” means a right to purchase Stock (subject to adjustment as provided in Section 15 hereof) pursuant to the terms and conditions of the Plan.

          “Option Expiration Date” shall have the meaning set forth in Section 6.4 hereof.

          “Other Agreement” shall have the meaning set forth in Section 12 hereof.

          “Other Stock-Based Award” means any right granted under Section 11 hereof.

          “Parachute Payment” shall have the meaning set forth in Section 12 hereof.

          “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

          “Participant” means a person who receives or holds an Award under the Plan.

          “Participating Company” means the Company or any Parent Corporation or Subsidiary.

          “Participating Company Group” means at any point in time, all corporations collectively which are then Participating Companies.

          “Performance Award” means an Award of Performance Shares, Performance Units or Performance-Based Restricted Stock.

          “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

          “Performance-Based Restricted Stock” means a right to purchase Stock granted to a Participant pursuant to the terms and conditions of Section 9 and Section 10 hereof.

          “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.2 hereof.

          “Performance Period” means a period established by the Committee pursuant to Section 10.2 hereof, at the end of which one or more Performance Goals are to be measured.

          “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 10 hereof to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

          “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 10 hereof to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

          “Plan” means this First Connecticut Bancorp, Inc. 2012 Stock Incentive Plan, as amended from time to time.

          “Restricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 9 or Section 10 hereof.

          “Restricted Stock Award” means an Award of Restricted Stock, a Restricted Stock Purchase Right, or a Restricted Stock Unit.

          “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to the terms and conditions of Section 9 hereof.

          “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant to receive in cash or Stock the Fair Market Value of a share of Stock granted pursuant to the terms and conditions of Section 9 hereof.

          “Restriction Period” means the period established in accordance with Section 9.2 hereof during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

          “Retirement” with respect to an Employee means termination from Service with the Company and all Affiliates after attaining ‘Normal Retirement Age’ as defined in the Company’s defined benefit retirement plan; provided, however, that if the Employee is not covered by such plan, the Employee will be deemed to be covered by such plan for purposes of this determination; and provided further that should such plan cease to exist, ‘Normal Retirement Age’ shall mean the later of the attainment of age sixty-five (65) and the completion of five (5) years of service with the Company or an Affiliate. “Retirement” with respect to a nonemployee Director means termination from Service from the board of directors of the Company or any Affiliate pursuant to the mandatory retirement policy then applicable to board members.

          “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation thereto.

          “Section 162(m)” means Section 162(m) of the Code.

          “Securities Act” means the Securities Act of 1933, as amended.

          “Service” means a Participant’s employment or service with a Participating Company, whether in the capacity of an Employee or a Director. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with a Participating Company may be deemed, as provided in the applicable Award Agreement, not to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by such Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant’s right to return to Service with the Participating Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Participating Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the Participating Company for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

          “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 15 hereof.

          “Stock Appreciation Right” or “SAR” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 8 hereof to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

          “Subsidiary” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

          “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate of the Company or with which the Company or any Affiliate of the Company combines.

          “Tandem SAR” means a SAR awarded by the Committee in connection with an Option pursuant to Section 8.1 hereof.

          “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          “Unrestricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 7 hereof.

          “Unrestricted Stock Award” means an Award of Unrestricted Stock.

          “Vesting Conditions” means those conditions established in accordance with Section 9.2 prior to the satisfaction of which shares subject to a Restricted Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

          “Vesting Date” means the date or dates on which the grant of an Option or SAR is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

SECTION 3.     ADMINISTRATION

3.1 Administration by the Committee.

          The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

          (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

          (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c) to determine the Fair Market Value of shares of Stock or other property;

          (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (e) to determine whether an Award of Restricted Stock Units, Performance Shares, Performance Units or Stock Appreciation Rights will be settled in shares of Stock, cash, or in any combination thereof;

          (f) to approve one or more forms of Award Agreement;

          (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including, without limitation, with respect to the period following a Participant’s termination of Service;

          (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

          (j) to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan;

          (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and/or

          (l) to provide for a “clawback” of an award pursuant to the provisions of Section 15.4 below.

          The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or customers of the Company or any Affiliate of the Company thereof or any confidentiality obligation with respect to the Company or any Affiliate of the Company thereof or otherwise in competition with the Company or any Affiliate of the Company thereof, to the extent specified in such Award Agreement applicable to the Participant. In addition, the Company may annul an Award if the Participant is an employee of the Company or an Affiliate of the Company thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5 Committee Complying with Section 162(m). The Company is a “publicly held corporation” within the meaning of Section 162(m), and the Board has established and will continue to maintain a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.6 No Repricing. Notwithstanding anything in this Plan to the contrary, no amendment or modification may be made to an outstanding Option or SAR, including, without limitation, by replacement of Options or SARs with cash or other award type, that would be treated as a repricing under the rules of the securities exchange or market system constituting the primary market for the Stock, in each case, without the approval of the shareholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 15 and may be made to make changes to achieve compliance with applicable law, including Code Section 409A.

3.7 Deferral Arrangements. The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.8 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the Committee or as officers or employees of a Participating Company, members of the Board or of the Committee and any officers or employees of the Participating Company to whom authority to act for the Board, the Committee or the Company is delegated, shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.9 Share Issuance/Book-Entry. Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

SECTION 4.     SHARES SUBJECT TO PLAN

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 15 hereof, the total number of shares of Stock that may be issued pursuant to Awards granted under the Plan shall not exceed an aggregate of 2,503,228 shares.

4.2 Adjustments in Authorized Shares. The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

4.3 Determination of Shares Issued and Issuable. Shares covered by an Award shall be counted as used as of the effective date of the grant. Any shares of Stock that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share subject to an Award. If any shares covered by an Award granted under the Plan are not earned or purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by (a) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 6.3, or (b) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 13.

4.4 Source of Shares. The Stock subject to the Awards granted under the Plan shall be shares of the Company’s authorized but unissued Stock or shares of the Stock held in treasury.

SECTION 5.     ELIGIBILITY

5.1 General. In determining the Participants to whom Awards shall be granted and the amount of Stock or units to be covered by each Award, the Committee shall take into account the nature of the Participant’s duties, the present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

5.2 Persons Eligible for Incentive Stock Options. Incentive Stock Options may be granted only to Employees. For purposes of the foregoing sentence, the term “Employees” shall include prospective Employees to whom Incentive Stock Options are granted in connection with written offers of employment with the Participating Companies; provided, however, that any such Incentive Stock Option shall be deemed granted effective on the date such person commences Service as an Employee, with an exercise price determined as of such date in accordance with Section 6.1 hereof.

5.3 Persons Eligible for Other Awards. Awards other than Incentive Stock Options may be granted only to Employees and Directors. For purposes of the foregoing sentence, the terms “Employees” and “Directors” shall include prospective Employees and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Companies; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service as an Employee or Director.

5.4 Successive Awards and Substitute Awards. An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

5.5 Award Limits.

          (a) Aggregate Limits.

                    (i) Restricted Stock. Subject to adjustment as provided in Section 15, in no event shall more than 715,208 shares of Stock be issued pursuant to the exercise or settlement of Restricted Stock Awards.

                    (ii) Options and SARs. Subject to adjustment as provided in Section 15, in no event shall more than 1,788,020 shares of Stock be issued pursuant to the exercise of Options or SARs.

          (b) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

                    (i) Options and SARs. Subject to adjustment as provided in Section 15, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs (as defined in Section 8.1) which in the aggregate are for more than or 447,005 (i.e., twenty-five percent (25%) of the aggregate number of shares of Stock authorized for issuance as Options and SARs under the Plan). An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

                    (ii) Other Awards. Subject to adjustment as provided in Section 15, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards, subject to Vesting Conditions, which in the aggregate are for more than 14,304 (i.e., two percent (2%) of the aggregate number of shares of Stock authorized for issuance as Restricted Stock under the Plan).

          (c) Performance Awards. Subject to adjustment as provided in Section 15, no Employee shall be granted (a) Performance Shares which could result in such Employee receiving more than two percent (2%) of the aggregate number of shares of Stock authorized for issuance under the Plan for each full fiscal year of the Company contained in the Performance Period for such Award, or (b) Performance Units which could result in such Employee receiving more than One Million Dollars ($1,000,000) with respect to such Performance Units for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

          (d) Other Limits.

                    (i) Subject to adjustment as provided in Section 15, no individual shall be granted Awards under this Plan which in the aggregate are for more than 625,807 shares (i.e., twenty-five (25%) of the aggregate number of shares of Stock authorized for issuance under the Plan).

                    (ii) The maximum number of shares of Stock with respect to which any one Director who is not also an Employee of the Company or its Affiliates may be granted Options or SARs in any one calendar year or in the aggregate while this Plan is in effect shall be 89,401 (i.e., five percent (5%) of the aggregate number of shares of Stock authorized for issuance as Options and SARs under the Plan), and the maximum number of shares of Stock with respect to which any one Director who is not also an Employee of the Company or its Affiliates may be granted Restricted Stock in any one calendar year or in the aggregate while this Plan is in effect shall be 35,760 (i.e., five percent (5%) of the aggregate number of shares of Stock authorized for issuance as Restricted Stock under the Plan), and the Directors in the aggregate may not be awarded more than 750,968 (i.e., thirty percent (30%) of the aggregate number of shares of Stock authorized for issuance under the Plan) in any one calendar year or in the aggregate while this Plan is in effect.

SECTION 6.     TERMS AND CONDITIONS OF STOCK OPTIONS

          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee and stated in the Award Agreement evidencing such Option; provided, however, that, except in the case of Substitute Awards (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. In no case shall the exercise price of any Option be less than the Fair Market Value of a share of Stock of the date on which the Option is granted.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option (the “Exercise Period”); provided, however, that (a) an Option granted to a non-Director shall become vested and exercisable ratably over not fewer than three (3) installments, commencing on the date of the grant and continuing thereafter on each anniversary of the date of the grant; (b) an Option granted to any Participant shall become vested and exercisable no longer than ten (10) years after the effective date of grant of such Option; (c) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option; and (d) no Option granted to a prospective Employee or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions. For purposes of this Section 6.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

6.3 Payment of Exercise Price.

           (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b) Limitations on Forms of Consideration.

                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                    (iii) Deemed Option Exercise. If on the day preceding the date on which a Participant’s Options would otherwise terminate and such Participant’s Service has not terminated on or before such date, the Fair Market Value of shares of Stock underlying a Participant’s Options is greater than the exercise price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Participant, consider such Options to have been exercised by the Participant. The Company shall deduct from the shares of Stock deliverable to the Participant upon such exercise the number of shares of Stock necessary to satisfy payment of the exercise price and all withholding obligations.

6.4 Effect of Termination of Service.

          (a) Option Exercisability. An Option granted to a Participant shall be exercisable after the Participant’s termination of Service only during the applicable time period determined in accordance with the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”). Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

          (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of a Participant’s Service for Cause if the exercise of an Option within the applicable time periods set forth in the applicable Award Agreement is prevented by the provisions of Section 14.1 below, the Option shall remain exercisable until one (1) month (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than termination of a Participant’s Service for Cause if a sale within the applicable time periods set forth in an Award Agreement of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act. Following a transfer under this Section 6.5, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except in accordance with this Section 6.5 or by will or the laws of descent and distribution. The events of termination of Service of Section 6.5 hereof shall continue to be applied with respect to the original Participant, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 6.4.

6.6 Fair Market Value Limitation on Incentive Stock Options. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Companies, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.6, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 6.6, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 6.6, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.7 Notice of Disqualifying Disposition. If any Participant shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.8 Accelerated Vesting. Unless otherwise determined by the Committee and specified in the Award:

          (a) if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of such Participant’s death or Disability and all such Options shall be exercised within one (1) year of the date of death or Disability;

          (b) if the Participant of an Option Award terminates Service on account of Retirement, the shares of Stock subject to the Option Award shall continue to vest in accordance with the terms of the Award and all such Options shall be exercised on the earlier of the end of the Exercise Period or (i) with respect to options unvested at the time of Retirement, prior to that date that is three (3) years from the date of vesting and (ii) with respect to options vested at the time of Retirement, prior to that date that is three (3) years from the date of Retirement.

          (c) if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

6.9 Forfeiture for Competition and Solicitation. Notwithstanding anything in this Plan to the contrary, if Participant’s Service is terminated by reason of the Retirement of the Participant or for any reason other than death, Disability or Cause as defined in the applicable Award Agreement or the Plan, as applicable, the Participant shall forfeit his or her unexercised Options, whether vested or not vested, if and upon the occurrence of any of the following events (a “Forfeiture Event”): (a) Participant serves as a director or in a consultant or employment position for a Competitor; (b) Participant solicits, offers employment to, or takes any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its Subsidiary or Affiliate to terminate his or her employment with the Company or the Bank and accept employment or become affiliated with a Competitor; or (c) Participant solicits, provides any information, advice or recommendation or takes any other action intended, or that a reasonable person in like circumstances would expect, to have the effect of causing any customer of the Company or the Bank to terminate an existing relationship with the Company or the Bank or transfer any current business of the Company or the Bank to a Competitor.

SECTION 7.     TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

          The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Unrestricted Stock Award to any Participant pursuant to which such Participant may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Participant.

 SECTION 8.     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

     SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

8.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

8.3 Exercisability and Term of SARs.

          (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

          (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

8.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 8.5) of a SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of this Section 8, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

8.5 Deemed Exercise of SARs. If, on the date on which a SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

8.6 Effect of Termination of Service. A SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

8.7 Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

8.8 Accelerated Vesting. Unless otherwise determined by the Committee and specified in the Award:

          (a) if the Participant of a SAR terminates Service prior to the Vesting Date for any reason other than death, Disability or Retirement, any unvested Award shall be forfeited without consideration;

          (b) if the Participant of a SAR terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service;

          (c) if the Participant of a SAR terminates Service prior to the Vesting Date on account of Retirement, the SARs will continue to vest as do Options as described in Section 6.8(b); and

          (d) if a Change in Control occurs prior to the Vesting Date of a SAR that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

8.9 Forfeiture for Competition and Solicitation. Notwithstanding anything in this Plan to the contrary, if Participant’s Service is terminated by reason of the Retirement of the Participant or for any reason other than death, Disability or Cause as defined in the applicable Award Agreement or the Plan, as applicable, the Participant shall forfeit his or her unexercised SARs, whether vested or not vested, if and upon the occurrence of any of the following events (a “Forfeiture Event”): (a) Participant serves as a director or in a consultant or employment position for a Competitor; (b) Participant solicits, offers employment to, or takes any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its Subsidiary or Affiliate to terminate his or her employment with the Company or the Bank and accept employment or become affiliated with a Competitor; or (c) Participant solicits, provides any information, advice or recommendation or takes any other action intended, or that a reasonable person in like circumstances would expect, to have the effect of causing any customer of the Company or the Bank to terminate an existing relationship with the Company or the Bank or transfer any current business of the Company or the Bank to a Competitor.

SECTION 9.     TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

          The Committee may from time to time grant Restricted Stock Awards upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.3. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals (a “Performance-Based Restricted Stock Award”), the Committee shall follow procedures substantially equivalent to those set forth in Section 10.2 through 10.8. Restricted Stock Awards may be in the form of (a) a Restricted Stock Bonus; (b) a Restricted Stock Purchase Right; (c) a Restricted Stock Unit, or (d) a Performance-Based Restricted Stock Award. Each such Restricted Stock Award shall be evidenced by an Award Agreement, which shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Restricted Stock Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply, as applicable, with and be subject to the following terms and conditions:

9.1 Purchase Price. The purchase price under each Restricted Stock Purchase Right shall be established by the Committee. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Bonus or Restricted Stock Unit, the consideration for which shall be services actually rendered to a Participating Company or for its benefit, and no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Performance-Based Restricted Stock Award, the consideration for which shall be the attainment of Performance Goals.

9.2 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee or prospective Director may become exercisable prior to the date on which such person commences Service.

9.3 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check, or cash equivalent, (b) provided that the Participant is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company’s sole discretion at the time the Restricted Stock Purchase Right is exercised, by delivery of the Participant’s promissory note in a form approved by the Company for the aggregate purchase price, provided that the Participant shall pay in cash that portion of the aggregate purchase price as required by applicable law, (c) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (d) by any combination thereof. Payment by means of the Participant’s promissory note shall be subject to the conditions described in Section 6.3(a). The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses and Restricted Stock Units shall be issued in consideration for services actually rendered to a Participating Company or for its benefit.

9.4 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.3 (the “Vesting Conditions”), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the “Restriction Period”) in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, hypothecated, assigned or otherwise disposed of other than pursuant to a Change in Control, or as provided in Section 9.7. A Restricted Stock Award shall vest and be exercisable within a period established by the Committee; provided, however, that (a) a Restricted Stock Award granted to a non-Director shall become vested and exercisable ratably over not fewer than three (3) installments, commencing on the date of the grant and continuing thereafter on each anniversary of the date of the grant; and (b) a Restricted Stock Award granted to any Participant shall become vested and exercisable no longer than ten (10) years after the effective date of grant of such Restricted Stock Award. Notwithstanding the foregoing, with respect to Performance-Based Restricted Stock Awards, vesting shall be as determined by the Committee as of the effective date of the grant of the Award. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

9.5 Voting Rights; Dividends. Except as provided in this section and Section 9.4, during the Restriction Period applicable to shares subject to a Restricted Stock Award held by a Participant, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award, Restricted Stock Purchase Right and Restricted Stock Bonus with respect to which the dividends or distributions were paid. A Participant who is awarded a Restricted Stock Unit shall possess no incidents of ownership with respect to such a Restricted Stock Award; provided that the Award Agreement may provide for payments in lieu of dividends to such Participant. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

9.6 Effect of Termination of Service. The effect of the Participant’s termination of Service for any reason other than death, Disability or Retirement on any Restricted Stock Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Restricted Stock Award.

9.7 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

9.8 Accelerated Vesting. Unless otherwise determined by the Committee and specified in the Award:

          (a) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of such Participant’s death or Disability;

          (b) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of Retirement, the shares of Stock subject to the Restricted Stock Award shall continue to vest in accordance with the terms of the Restricted Stock Award; and

          (c) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

9.9 Forfeiture for Competition and Solicitation. Notwithstanding anything in this Plan to the contrary, if Participant’s Service is terminated by reason of the Retirement of the Participant or for any reason other than death, Disability or Cause as defined in the applicable Award Agreement or the Plan, as applicable, the Participant shall forfeit his or her unvested Restricted Stock, if and upon the occurrence of any of the following events (a “Forfeiture Event”): (a) Participant serves as a director or in a consultant or employment position for a Competitor; (b) Participant solicits, offers employment to, or takes any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its Subsidiary or Affiliate to terminate his or her employment with the Company or the Bank and accept employment or become affiliated with a Competitor; or (c) Participant solicits, provides any information, advice or recommendation or takes any other action intended, or that a reasonable person in like circumstances would expect, to have the effect of causing any customer of the Company or the Bank to terminate an existing relationship with the Company or the Bank or transfer any current business of the Company or the Bank to a Competitor.

SECTION 10.     TERMS AND CONDITIONS OF PERFORMANCE AWARDS

          The Committee may from time to time grant Performance Awards upon such conditions as the Committee shall determine. Performance Awards may be in the form of (a) Performance Shares; (b) Performance Units or (c) Performance-Based Restricted Stock. Each such Performance Award shall be evidenced by an Award Agreement, which shall specify the number of Performance Shares, Performance Units or Performance-Based Restricted Stock subject thereto, the method of computing the value of each Performance Share or Performance Unit, the Performance Goals and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which Award Agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of a share of Stock on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of One Hundred Dollars ($100). The final value payable to the Participant in settlement of a Performance Award will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.2 Granting Performance-Based Restricted Stock Awards. Performance-Based Restricted Stock Awards granted under the Plan shall be evidenced by one or more certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Performance-Based Restricted Stock. The Company may either issue shares of Stock subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of physical possession of such certificates during the Performance Period in which case each Participant granted such Performance-Based Restricted Stock Award shall deliver a stock power to the Company, endorsed in blank, relating to the Performance-Based Restricted Stock, during the period when the Performance-Based Restricted Stock is nontransferable and/or subject to a risk of forfeiture, at the end of which period certificates evidencing such Performance-Based Restricted Stock shall be delivered to the Participant. From the Effective Date of the Performance-Based Restricted Stock Award through the date certificates issued by the Committee evidencing such Restricted Stock are delivered to the Participant, the Participant shall have all rights of a stockholder with respect to such shares, including but not limited to the right to receive all dividends and other distributions paid with respect thereto and to vote (in person or by proxy) such shares at any meeting of the stockholders of the Company; provided, that any dividend or distribution that is not payable in cash shall be subject to the same restrictions on transferability and other restrictions as the Restricted Stock with respect to which it is paid and shall be treated for all purposes of the Plan as if it were part of the Performance-Based Restricted Stock Award.

10.3 Establishment of Performance Goals and Performance Period. The Committee shall establish in writing the Performance Period applicable to each Performance Award and one or more performance goals (“Performance Goals”) which, when measured at the end of the Performance Period, shall determine the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goals applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals shall not be changed during the Performance Period.

10.4 Measurement of Performance Goals. For purposes of the Plan, the Performance Goals shall be determined by the Committee, according to criteria established by the Committee, and shall be reviewed by a risk management officer of the Company who shall make a determination to the effect that the Performance Goals will not encourage the grantee of such Award to take unnecessary or excessive risks. If and to the extent that the Committee determines that an Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such award shall be contingent upon achievement of pre-established Performance Goals based on any one or more of the following criteria: (a) earnings or earnings per share, (b) return on equity, (c) return on assets, (d) revenues, (e) expenses or reductions in cost, (f) one or more operating ratios, (g) stock price, (h) shareholder return, (i) market share, (j) asset growth, (k) loan growth, (l) deposit growth and/or core deposit growth, (m) non-interest income; (n) charge-offs, (o) credit quality, (p) reductions in non-performing assets, (q) economic value added models or equivalent metrics, (r) productivity ratios, (s) customer satisfaction measures, (t) the accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, and/or (u) achievement/maintenance of capital ratios. The Performance Goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit. The Committee shall determine whether such Performance Goals are attained and such determination shall be final and conclusive. In the event that the Performance Goals are not met, the Performance Award shall be forfeited and transferred to, and reacquired by, the Company at no cost to the Company.

          The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Performance Award as the Committee deems appropriate and may waive any such additional restrictions and conditions, so long as such waiver does not waive any restriction described in the previous paragraph. Nothing herein shall limit the Committee’s ability to reduce the amount payable under an Award upon the attainment of the Performance Goal(s), provided, however, that the Committee shall have no right under any circumstance to increase the amount payable under, or waive compliance with, any applicable Performance Goal(s).

          The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) litigation or claim judgments or settlements; (b) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (c) any reorganization and restructuring programs; (d) extraordinary nonrecurring items as described under generally accepted accounting principles and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; and (e) acquisitions or divestitures. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) for deductibility.

          In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Goals without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) and base vesting on Performance Goals other than those set forth in this Section 10.3.

10.5 Determination of Final Value and Certification of Attainment of Performance Goals. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final values of the Award earned by the Participant and to be paid/delivered upon its settlement in accordance with the terms of the Award Agreement. No Awards will be paid for such Performance Period until such certification is made by the Committee. The Committee may rely on others as the basis for its certification, so long as such reliance is reasonable under the circumstances. The Committee shall have no discretion to increase the value of an Award payable upon its settlement in excess of the amount called for by the terms of the Award Agreement on the basis of the degree of attainment of the Performance Goals as certified by the Committee. However, notwithstanding the attainment of any Performance Goal, if permitted under a Participant’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of a Performance Award that would otherwise be delivered upon its settlement. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award. As soon as practicable following the Committee’s certification, the Company shall notify the Participant of the determination of the Committee.

10.6 Dividend Equivalents. In its discretion, the Committee may provide in the Award Agreement evidencing any Performance-Based Restricted Stock Award or Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance-Based Restricted Stock or Performance Shares are settled or forfeited. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that the Performance-Based Restricted Stock or Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Shares as provided in Section 10.7. If Dividend Equivalents are paid currently in the form of shares of Stock, the Participant shall have none of the rights of a stockholder with respect to such shares of Stock. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or a reasonable rate of interest within the meaning of Code Section 162(m). Dividend Equivalents shall not be paid with respect to Performance Units.

10.7 Payment in Settlement of Performance Awards. Payment of the final value of a Performance Award earned by a Participant as determined following the completion of the applicable Performance Period pursuant to Sections 10.5 and 10.6 may be made in cash, shares of Stock, or a combination thereof as determined by the Committee. If payment is made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock on the settlement date. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or a reasonable rate of interest within the meaning of Code Section 162(m).

10.8 Restrictions Applicable to Payment in Shares. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 9.4. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 9.4 through 9.7 above.

10.9 Effect of Termination of Service. The effect of the Participant’s termination of Service due to death, disability, or Change in Control on any Performance Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award, but in no event shall a Performance Award be payable upon an Employee’s termination from Service with or without cause (as such term is defined in the Award Agreement) or for “good reason” or upon the Employee’s Retirement.

10.10 Nontransferability of Performance Awards. Performance Awards may not be sold, exchanged, transferred, pledged, hypothecated, assigned, or otherwise disposed of other than by will or by the laws of descent and distribution until the completion of the applicable Performance Period. All rights with respect to Performance Shares and Performance Units granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

10.11 Status of Performance Awards under Section 162(m). It is the intent of the Company that Awards under this Section 10 granted to persons who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder. Accordingly, the terms of Section 10, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

10.12 Accelerated Vesting. Unless otherwise determined by the Committee and specified in the Award, if a Change in Control occurs prior to the end of the Performance Period of a Performance Award that is outstanding on the date of the Change in Control, the Award shall be paid out assuming the Performance Goals were achieved upon the Change in Control.

10.13 Forfeiture for Competition and Solicitation. Notwithstanding anything in this Plan to the contrary, if Participant’s Service is terminated by reason of the Retirement of the Participant or for any reason other than death, Disability or Cause as defined in the applicable Award Agreement or the Plan, as applicable, the Participant shall forfeit his or her Performance Award, whether the Performance Period has ended or not, if and upon the occurrence of any of the following events (a “Forfeiture Event”): (a) Participant serves as a director or in a consultant or employment position for a Competitor; (b) Participant solicits, offers employment to, or takes any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its Subsidiary or Affiliate to terminate his or her employment with the Company or the Bank and accept employment or become affiliated with a Competitor; or (c) Participant solicits, provides any information, advice or recommendation or takes any other action intended, or that a reasonable person in like circumstances would expect, to have the effect of causing any customer of the Company or the Bank to terminate an existing relationship with the Company or the Bank or transfer any current business of the Company or the Bank to a Competitor.

SECTION 11.      OTHER STOCK-BASED AWARDS

          The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award,” which shall consist of any right that is an Award of Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as deemed by the Committee to be consistent with the purposes of the Plan, other than an Award described in Sections 6 through 10 above.

SECTION 12.      PARACHUTE PAYMENTS

          Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any Affiliate of the Company, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Restricted Stock Unit, Performance-Based Restricted Stock, Performance Share or Performance Unit held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (b) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (b) of the preceding sentence, then the Participant shall have the right, in the Participant’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment; provided, however, that in order to comply with Code Section 409A, the reduction or elimination will be performed in the order in which each dollar of value subject to an award reduces the Parachute Payment to the greatest extent.

SECTION 13.      TAX WITHHOLDING

13.1 Tax Withholding in General. The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

13.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 14.      COMPLIANCE WITH SECURITIES LAW

14.1 General. The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.2 Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with applicable requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

SECTION 15.      CHANGES IN THE COMPANY’S CAPITAL STRUCTURE

15.1 Adjustments for Changes in Capital Structure. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Sections 5.5 and 5.6, shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options, SARs or Restricted Stock Purchase Rights shall not change the aggregate exercise price payable with respect to shares that are subject to the unexercised portion of an outstanding Option, SAR or Restricted Stock Purchase Right, as applicable, but shall include a corresponding proportionate adjustment in the exercise price per share for such Option, SAR or Restricted Stock Purchase Right. The Committee may unilaterally amend the outstanding Awards to reflect the adjustments contemplated by this Section 15.1. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (a) the number and kind of shares subject to outstanding Awards and/or (b) the exercise price of outstanding Options, SARs and Restricted Stock Purchase Rights to reflect such distribution. Notwithstanding the foregoing, in no event may the exercise price of any Option or Restricted Stock Purchase Right be decreased to an amount less than the par value, if any, of the stock subject to such Award.

15.2 Adjustments. Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Restricted Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, for different provisions to apply to an Award in place of those described in Sections 15.1. This Section 15 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a Change in Control.

15.3 No Limitations on Company. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize, without limitation, any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

15.4 Clawback Provision. Notwithstanding any provision in the Plan to the contrary, any “incentive-based compensation” within the meaning of Section 10D of the Exchange Act will be subject to claw-back by the Company in the manner required by Section 10D(b)(2) of the Exchange Act, as determined by the applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.

SECTION 16.     STANDARD FORMS OF AWARD AGREEMENT

16.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

16.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

SECTION 19.      RESERVED

SECTION 20.      MISCELLANEOUS PROVISIONS

20.1 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

20.2 Rights as Employee or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee or Director, or interfere with or limit in any way the right of a Participating Company to terminate the Participant’s Service at any time.

20.3 Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 15 or another provision of the Plan.

20.4 Beneficiary Designation. Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation shall be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

20.5 Unfunded Obligation. Any amounts payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

20.6 Code Section 409A. The Committee intends to comply with Code Section 409A of the Code, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Committee determines that a Participant would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Participant.

20.7 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

20.8 Captions. The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

20.9 Other Provisions. Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

20.10 Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

20.11 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

20.12 Governing Law. The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Connecticut, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

SECTION 21.     TERMINATION OR AMENDMENT OF PLAN

          The Committee may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 15), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

SECTION 22.     EFFECTIVE DATE AND DURATION OF PLAN

          The Plan shall become effective upon the later of the approval of the Plan by the Board and the approval of the Plan by the shareholders of the Company in accordance with applicable laws and regulations. No Award may be granted under the Plan after the tenth (10th) anniversary of the Effective Date. The Plan shall terminate when the total amount of the Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidence Awards granted under the Plan have lapsed.

          IN WITNESS WHEREOF, the Company has caused this First Connecticut Bancorp, Inc. 2012 Stock Incentive Plan to be executed by its duly authorized officer as of the __ day of _______, 2012.

FIRST CONNECTICUT BANCORP, INC.

By:
	Name:	Gregory A. White
	Title:	Executive Vice President/
Chief Financial Officer

Attest:

Secretary

☒	please mark votes as in this example	Revocable Proxy First Connecticut Bancorp, Inc.				For	With- hold	For All Except
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2012 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, JULY 11, 2012			1.	ELECTION OF DIRECTORS:		☐	☐	☐
(1) John J. Patrick, Jr. (2) Robert F. Edmunds, Jr.
      The undersigned, revoking all prior proxies, do hereby constitute and appoint John J. Patrick, Jr., Ronald A. Bucchi and John J. Carson or any of them, my true and lawful attorney with full power of substitution as proxy, to represent and vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, July 11, 2012, at 10:00 a.m., at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if I might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever for the above purposes.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			2.	The approval of a proposal to adopt the First Connecticut Bancorp, Inc. 2012 Stock Incentive Plan;		For ☐	Against ☐	Abstain ☐

			3.	The approval of an advisory (non-binding) proposal on the Company’s executive compensation;		For ☐	Against ☐	Abstain ☐

			4.	The approval of an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation;	Three Years ☐	Two Years ☐	One Year ☐	Abstain ☐

			5.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company		For ☐	Against ☐	Abstain ☐

			6.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

        THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT SHALL BE VOTED FOR PROPOSALS 1, 2, 3 and 5 AND FOR EVERY THREE YEARS ON PROPOSAL 4.
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.     ☐

Please be sure to date and sign this proxy card in the box below.		Date

	Sign above	Co-holder (if any) sign above

IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.
Please indicate above whether you plan to attend the Annual Meeting of Shareholders on Wednesday, July 11, 2012.

Detach above card, sign, date and mail in postage paid envelope provided.

First Connecticut Bancorp, Inc.
please act promptly please complete, date, sign, and mail this proxy card promptly in the enclosed postage-paid envelope.

If your address has changed, please correct the address in the space  provided below and return this portion with the proxy in the envelope provided.

proxy materials are available on-line at:
http://www.cfpproxy.com/7034
7034

☒	please mark votes as in this example	ESOP – Revocable Proxy First Connecticut Bancorp, Inc.				For	With- hold	For All Except
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2012 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, JULY 11, 2012			1.	ELECTION OF DIRECTORS:		☐	☐	☐
(1) John J. Patrick, Jr. (2) Robert F. Edmunds, Jr.
      The undersigned understands that First Bankers Trust Services (the “ESOP Trustee”) is the holder of records and custodian of all shares allocated to the undersigned of First Connecticut Bancorp, Inc. common stock under the Farmington Bank Employee Stock Ownership Plan (the “ESOP”). Accordingly,  the undersigned, revoking  all prior proxies,  do hereby constitute  and appoint  the ESOP Trustee, my true and lawful  attorney  with  full power of substitution  as proxy, to represent and vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, July 11, 2012, at 10:00 a.m., at Central Connecticut State University, Memorial Hall- Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned  meeting, as fully and with the same effect as if I might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person  or persons whatsoever for the above purposes.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			2.	The approval of a proposal to adopt the First Connecticut Bancorp, Inc. 2012 Stock Incentive Plan;		For ☐	Against ☐	Abstain ☐

			3.	The approval of an advisory (non-binding) proposal on the Company’s executive compensation;		For ☐	Against ☐	Abstain ☐

			4.	The approval of an advisory (non-binding) proposal on the frequency of submission of the vote regarding the Company’s executive compensation;	Three Years ☐	Two Years ☐	One Year ☐	Abstain ☐

			5.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company		For ☐	Against ☐	Abstain ☐

			6.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

        THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE ESOP TRUSTEE WILL VOTE YOUR SHARES HELD IN THE ESOP IN THE SAME PROPORTION AS VOTES RECEIVED FROM OTHER PARTICIPANTS IN THE ESOP.
PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.     ☐

Please be sure to date and sign this proxy card in the box below.		Date

	Sign above	Co-holder (if any) sign above

IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.
Please indicate above whether you plan to attend the Annual Meeting of Shareholders on Wednesday, July 11, 2012.

Detach above card, sign, date and mail in postage paid envelope provided.

First Connecticut Bancorp, Inc.
please act promptly please complete, date, sign, and mail this proxy card promptly in the enclosed postage-paid envelope.

If your address has changed, please correct the address in the space  provided below and return this portion with the proxy in the envelope provided.

proxy materials are
available on-line at:
http://www.cfpproxy.com/7034
0000